       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                       PROFILE OF THE SELECT RESERVE(SM)
    FLEXIBLE PAYMENT VARIABLE AND FIXED GROUP DEFERRED ANNUITY CERTIFICATES

This Profile summarizes information you should know before investing in a Certificate. The Certificates are more fully described in the Prospectus that accompanies this Profile. Please read the Prospectus carefully.

1. THE CERTIFICATES. The Select Reserve(SM) Certificates ("Certificates") are flexible payment variable and fixed group deferred annuity certificates issued by The United States Life Insurance Company in the City of New York ("USL"). They are primarily designed for investment of after-tax money in non-qualified annuities in order to provide retirement income. Because of a minimum initial purchase payment of $50,000, the Certificates may not be suitable for many tax-qualified plan programs. However, you may wish to use a Certificate for programs such as a rollover individual retirement annuity.

You may use the Divisions of The United States Life Insurance Company in the City of New York Separate Account USL VA-R ("Separate Account") for a variable investment return under a Certificate. Variable returns are based on one or more series of the mutual funds listed in Section 4, below. You may also use USL's Fixed Account, for investment in Guarantee Periods with guaranteed principal and interest.

The Divisions of the Separate Account offer an opportunity to realize better returns than those guaranteed under the Guarantee Periods. The Divisions involve risk, however, and you can lose money. You may make transfers among the Divisions and Guarantee Periods.

The Certificates have an accumulation phase and an annuity phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. When you begin receiving regular annuity payments, a portion of each payment is taxable. Various distribution methods are available during the accumulation phase and the annuity phase.


The amount accumulated under your Certificate during the accumulation phase will determine the amount of annuity payments during the annuity phase.

2. ANNUITY PAYMENTS. Your Certificate's value may be applied to any one of the following annuity payout options (assuming that you are the annuitant): (1) Life Annuity - monthly payments during your life; (2) Life Annuity - Period Certain - monthly payments, during your life, but with payments continuing to the beneficiary for the balance of the 10, 15 or 20 years (as you choose) if you die before the end of the chosen period; (3) Joint and Last Survivor-Life - monthly payments during your life and the life of another payee, with payments continuing during the lifetime of the survivor; (4) Certain Period - monthly payments to you or another payee and on your death or the death of the other payee to a beneficiary for a specified period of time between 5 and 40 years, with no life contingencies;

(5) Specified Dollar Amount - monthly payments in amounts not less than $125 nor more than $200 per year for each $1,000 of the original amount due, with the balance to a beneficiary if the person receiving the payments dies prior to completion of the payments.

With the exception of option 5, you may choose annuity payments under the above options to be made on a fixed or variable basis. The dollar amount of your payments on a variable basis will depend upon the investment performance of the Divisions. Option 5 is available only on a fixed basis. A payee receiving variable (but not fixed) annuity payments under option 4 may elect at any time to terminate the option and receive the commuted (current) value of the annuity.

3. PURCHASE. You can purchase a Certificate by submitting an application. The minimum initial purchase payment is $50,000. You may contribute additional amounts of $5,000 or more at any time during the accumulation phase.

4. INVESTMENT OPTIONS. Through the Divisions, you may invest in one or more of the following series of the mutual funds named below:

AMERICAN GENERAL SERIES                 NAVELLIER VARIABLE INSURANCE             ROYCE CAPITAL FUND
PORTFOLIO COMPANY                       SERIES FUND, INC.                        .  Royce Premier
 .  Money Market Fund                    .  Navellier Growth                         Portfolio
                                           Portfolio                             .  Royce Total Return
HOTCHKIS AND WILEY                                                                  Portfolio
VARIABLE TRUST                          OFFITBANK VARIABLE
 .  Hotchkis and Wiley Equity            INSURANCE FUND, INC.                     WRIGHT MANAGED BLUE
   Income VIP Portfolio                 .  OFFITBANK VIF-                        CHIP SERIES TRUST
 . Hotchkis and Wiley Low                   Emerging Markets Fund                 .  Wright International
   Duration VIP Portfolio               .  OFFITBANK VIF-                           Blue Chip Portfolio
                                           High Yield Fund                       .  Wright Selected Blue
LEVCO SERIES TRUST                      .  OFFITBANK VIF-                           Chip Portfolio
 .  LEVCO Equity Value Fund                 Total Return Fund
                                        .  OFFITBANK VIF-
                                           U.S. Government
                                           Securities Fund

You may also invest in a Guarantee Period. Currently, USL offers a one-year Guarantee Period. Other Guarantee Periods may be offered, in the future, with different interest rates and durations.


5. EXPENSES. We deduct a daily charge for mortality and expense risks at an annual rate of 0.36%, and a daily charge for administration expenses at an annual rate of 0.04%, of the average daily net asset value of a Division.

There also are investment series charges, ranging from 0.54% to 2.00% of the average annual assets of the series listed in Section 4, above, depending on the series involved. Charges for state premium and other applicable taxes ("premium taxes") may also apply at the time you elect to start receiving annuity payments.

The first two columns in the following chart show the Certificate charges and the investment series charges. The third column, "Total Annual Charges," shows the total of the charges in the first two columns. The last two columns provide two examples of the total annual charges, in dollars, that you would pay under a Certificate, assuming that you invest $1,000 in a Certificate that earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. The column for year 1 shows the total annual charges for that year. The column for year 10 shows the aggregate of all the annual charges assessed for the 10 years. The examples assume that there are no charges for premium taxes.


                                                                                          EXAMPLES OF
                                          TOTAL ANNUAL    TOTAL ANNUAL                    TOTAL ANNUAL
                                           CERTIFICATE       SERIES       TOTAL ANNUAL    CHARGES AT  END OF:
INVESTMENT SERIES                            CHARGES         CHARGES         CHARGES      1 YEAR    10 YEARS
-------------------------------------------------------------------------------------------------------------
Hotchkis and Wiley Equity Income VIP            0.40%           1.15%          1.55%         $16       $185
Hotchkis and Wiley Low Duration VIP             0.40%           0.58%          0.98%         $10       $120
LEVCO Equity Value                              0.40%           1.10%          1.50%         $15       $179
Navellier Growth                                0.40%           1.50%          1.90%         $19       $222
OFFITBANK VIF-Emerging Markets                  0.40%           1.50%          1.90%         $19       $222
OFFITBANK VIF-High Yield                        0.40%           1.15%          1.55%         $16       $200
OFFITBANK VIF-Total Return                      0.40%           0.80%          1.20%         $12       $145
OFFITBANK VIF-U.S. Government                   0.40%           0.60%          1.00%         $10       $122
       Securities
Royce Premier                                   0.40%           1.35%          1.75%         $18       $206
Royce Total Return                              0.40%           1.35%          1.75%         $18       $206
Wright International Blue Chip                  0.40%           2.00%          2.40%         $25       $309
Wright Selected Blue Chip                       0.40%           1.27%          1.67%         $17       $198
Money Market                                    0.40%           0.54%          0.94%         $10       $121


The charges reflect any expense reimbursement or waiver. For more information, see the Fee Table in the Prospectus.

6. TAXES. Usually, you pay taxes on earnings only when distributions are made from your Certificate. You may also pay a 10% penalty on the taxable portion of distributions received prior to age 59 1/2.

7. ACCESS TO YOUR MONEY. Prior to the annuity starting date, you may receive distributions under your Certificate through the following withdrawal options:
(1) partial withdrawals of at least $100 may be taken at any time, and (2) systematic withdrawals paid monthly, quarterly, semiannually or annually, subject to a $100 minimum for each payment.

You also have access to your Certificate's value by surrendering the Certificate. You may do this at any time prior to the annuity starting date. During the annuity payout period, a person receiving variable payments, under a certain period option, may also surrender the Certificate. Withdrawals and surrenders may be subject to income tax and a tax penalty.

8. PERFORMANCE. During the accumulation phase, your Certificate's value in the Divisions may fluctuate, reflecting the investment performance of the Divisions you have selected. The following chart shows hypothetical total returns for Divisions whose corresponding series have at least one full calendar year of operations. The returns shown are based on the actual historical performance of the corresponding series. They reflect all charges and deductions of the series and the Divisions that would have been made during the periods shown. Thus, the chart reflects all of the charges in the third column of the chart in Section 5, above, for the Divisions included below. If also included, premium taxes would reduce the performance numbers shown below. Past performance is not a guarantee of future results.


                                                                 CALENDAR YEAR
Division                     1998      1997     1996     1995    1994    1993    1992    1991    1990    1989
-------------------------------------------------------------------------------------------------------------
LEVCO Equity Value           15.52%     N/A      N/A      N/A      N/A     N/A     N/A     N/A     N/A     N/A

OFFITBANK VIF -Emerging     (16.70)%   5.77%     N/A      N/A      N/A     N/A     N/A     N/A     N/A     N/A
 Markets

OFFITBANK VIF-                3.89%   11.20%     N/A      N/A      N/A     N/A     N/A     N/A     N/A     N/A
High Yield

Royce Premier                 8.48%   16.32%     N/A      N/A      N/A     N/A     N/A     N/A     N/A     N/A

Wright International          7.96%    5.06%   16.62%    9.34%     N/A     N/A     N/A     N/A     N/A     N/A
Blue Chip

Wright Selected              (3.03)%  31.21%   21.99%   25.43%     N/A     N/A     N/A     N/A     N/A     N/A
Blue Chip

Money Market                  4.74%    4.49%    4.32%    4.85%    3.11%   2.01%   2.57%   4.83%   7.18%   8.24%


9. DEATH BENEFIT. If you die before the annuity starting date, the beneficiary will receive a death benefit. The death benefit is the Certificate value at the time we receive proof of death and a written request specifying the manner of payment, less premium taxes. However, if death occurs prior to age 81, and before the annuity starting date, the death benefit is the greater of (1) the death benefit in the preceding sentence or (2) the sum of all purchase payments you have paid under the Certificate, less any partial withdrawals and premium taxes.

10.  OTHER INFORMATION.

TAX-QUALIFIED PLANS. Please consult your tax adviser before purchasing a Certificate as a rollover from an existing tax-qualified retirement plan, including another individual retirement account or annuity under Section 408 of the Internal Revenue Code. Any discussion of taxes in this Profile does not apply to such a Certificate.

FREE LOOK. You can examine your Certificate for a period of 10 days after you receive it, and return it to us for a refund. Your refund will equal your Certificate's value, reflecting any investment gain or loss in the Divisions you have specified.

AUTOMATIC REBALANCING. You can have your money automatically rebalanced among the Divisions quarterly, semiannually, or annually in order to retain the proportional investments you select.

REPORTS. We will mail to Certificate owners or annuitants any reports and communications required by law. The toll-free number for daily Division values is 1-800-246-1924.

11. INQUIRIES. If you need more information, please contact your registered representative. You may also contact us at:


The United States Life Insurance Company in the City of New York
Administrative Center
P.O. Box 1401
Houston, Texas 77251-1401
Telephone 1-800-246-1924.

                              SELECT RESERVE(SM)
                         FLEXIBLE PAYMENT VARIABLE AND
                FIXED DEFERRED ANNUITY CERTIFICATES OFFERED BY
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK


Address for Services:               Address for Payments via US Mail:  Address for Express Delivery Payments:
The United States Life Insurance    The United States Life Insurance   The United States Life Insurance
Company In the City of New York     Company In the City of New York    Company In the City of New York
Administrative Center               P.O. Box 4728 Dept A               c/o Southwest Bank of Texas
P.O. Box 1401                       Houston, Texas 77210-4728          4400 Post Oak Parkway
Houston, Texas 77251-1401                                              Houston, Texas  77027
Telephone: 1-800-246-1924                                              Attention:  Lockbox Processing

The United States Life Insurance Company in the City of New York ("USL") is offering, under a group annuity master contract, the flexible payment variable and fixed deferred annuity certificates (the "Certificates") described in this Prospectus.

You may use The United States Life Insurance Company in the City of New York Separate Account USL VA-R ("the Separate Account") for a variable investment return under the Certificates based on one or more series of the mutual funds named below, as follows:

American General Series Portfolio         Navellier Variable Insurance Series Fund,     Royce Capital Fund
Company                                   Inc.                                             .  Royce Premier
 . Money Market Fund                        .    Navellier Growth Portfolio                   Portfolio
                                                                                           .  Royce Total Return
Hotchkis and Wiley                        OFFITBANK Variable                                  Portfolio
Variable Trust                            Insurance Fund, Inc.
 . Hotchkis and Wiley Equity                .    OFFITBANK VIF-                         Wright Managed Blue
   Income VIP Portfolio                          Emerging Markets Fund                  Chip Series Trust
 . Hotchkis and Wiley Low Duration VIP      .    OFFITBANK VIF-                            .  Wright International
   Portfolio                                     High Yield Fund                              Blue Chip Portfolio
                                            .    OFFITBANK VIF-                            .  Wright Selected Blue
LEVCO Series Trust                               Total Return Fund                            Chip Portfolio
 . LEVCO Equity Value                       .    OFFITBANK VIF-
   Fund                                          U.S. Government
                                                 Securities Fund

You may also use USL's guaranteed interest option. This option currently has one Guarantee Period, with a guaranteed interest rate.

This Prospectus provides you with information that you should have before investing in the Certificates. Please read the Prospectus carefully and keep it for future reference.

For additional information about the Certificates, you may request a copy of the Statement of Additional Information (the "Statement"), dated July 1, 1999. We have filed the Statement with the Securities and Exchange Commission ("SEC") and have incorporated it by reference into this Prospectus. The "Contents" of the Statement appears at page 44 of this Prospectus. You may obtain a free copy of the Statement if you write or call our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019-2191. The telephone number is 1-800-246-1924. You may obtain the Statement through the SEC's Web site at http://www.sec.gov.

You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the Prospectus. Any representation to the contrary is a criminal offense. The Certificates are not available in all states.

This Prospectus is valid only if you also receive current fund prospectuses of the American General Series Portfolio Company, Hotchkis and Wiley Variable Trust, LEVCO Series Trust, Navellier Variable Insurance Series Fund, Inc., OFFITBANK Variable Insurance Fund, Inc., Royce Capital Fund, and Wright Managed Blue Chip Series Trust.

                     This Prospectus is dated July 1, 1999

                                   CONTENTS

Definitions................................................................................    4
Fee Table..................................................................................    7
Communications to Us.......................................................................    9
Performance Information....................................................................    9
  Financial Ratings........................................................................   10
  Other Information........................................................................   11
Financial Information......................................................................   11
USL........................................................................................   11
Separate Account USL VA-R..................................................................   12
The Series.................................................................................   12
  Voting Privileges........................................................................   15
The Fixed Account..........................................................................   16
  Guarantee Periods........................................................................   16
  Crediting Interest.......................................................................   17
  New Guarantee Periods....................................................................   17
Certificate Issuance and Purchase Payments.................................................   18
  Minimum Requirements.....................................................................   18
  Payments.................................................................................   19
  Cancellation.............................................................................   19
Owner Account Value........................................................................   20
  Variable Account Value...................................................................   20
  Fixed Account Value......................................................................   20
Transfer, Automatic Rebalancing, Surrender and Partial Withdrawal of Owner Account Value...   21
  Transfers................................................................................   21
  Automatic Rebalancing....................................................................   22
  Surrenders...............................................................................   22
  Partial Withdrawals......................................................................   23
Annuity Period and Annuity Payment Options.................................................   23
  Annuity Commencement Date................................................................   23
  Application of Owner Account Value.......................................................   24
  Fixed and Variable Annuity Payments......................................................   24
  Annuity Payment Options..................................................................   25
  Election of Annuity Payment Option.......................................................   25
  Availability of Annuity Payment Options..................................................   26
  Transfers................................................................................   27
Death Proceeds.............................................................................   27
  Death Proceeds Before the Annuity Commencement Date......................................   27
  Death Proceeds After the Annuity Commencement Date.......................................   29
  Proof of Death...........................................................................   29
Charges Under the Certificates.............................................................   30
  Premium Taxes............................................................................   30
  Transfer Charges.........................................................................   30
  Charge to the Separate Account...........................................................   30
  Miscellaneous............................................................................   31
  Systematic Withdrawal Plan...............................................................   31

  Reduction in Administrative Expense Charge...............................................   31
Other Aspects of the Certificates..........................................................   32
  Owners, Annuitants, and Beneficiaries; Assignments.......................................   32
  Reports..................................................................................   32
  Rights Reserved by Us....................................................................   33
  Payment and Deferment....................................................................   33
Federal Income Tax Matters.................................................................   34
  General..................................................................................   34
  Non-Qualified Certificates...............................................................   34
  Individual Retirement Annuities ("IRAs").................................................   36
  Roth IRAs................................................................................   38
  Simplified Employee Pension Plans........................................................   39
  Simple Retirement Accounts...............................................................   39
  Other Qualified Plans....................................................................   39
  Private Employer Unfunded Deferred Compensation Plans....................................   40
  Federal Income Tax Withholding and Reporting.............................................   41
  Taxes Payable by USL and the Separate Account............................................   41
Distribution Arrangements..................................................................   41
Services Agreements........................................................................   42
Legal Matters..............................................................................   42
Year 2000 Considerations...................................................................   42
Other Information on File..................................................................   44
Contents of Statement of Additional Information............................................   44

                                 DEFINITIONS

WE, OUR AND US - The United States Life Insurance Company in the City of New York ("USL").

YOU AND YOUR - a reader of this Prospectus who is contemplating making purchase payments or taking any other action in connection with a Certificate. This is generally the Owner of a Certificate.

ACCOUNT VALUE - the sum of your Fixed Account Value and Variable Account Value after deduction of any fees. We may subtract certain other charges from your Account Value in the case of transfers or distribution of your Account Value.

ACCUMULATION UNIT - a measuring unit used in calculating your interest in a Division of the Separate Account before the Annuity Commencement Date.

ADMINISTRATIVE CENTER - our annuity service center to which you should direct all requests, instructions and other communications. Our Administrative Center is located at 2727-A Allen Parkway, Houston, Texas 77019-2191. The mailing address for services is P.O. Box 1401, Houston, Texas 77251-1401. The mailing address for purchase payments is The United States Life Insurance Company in the City of New York, P.O. Box 4728 Dept A, Houston, Texas 77210-4728.

ANNUITANT - the person named as Annuitant in the application for a Certificate and on whose life annuity payments may be based.

ANNUITY COMMENCEMENT DATE - the date on which we begin making payments under an Annuity Payment Option, unless you elect a single sum payment instead.

ANNUITY PAYMENT OPTION - one of the ways in which you can request us to make annuity payments to you. An Annuity Payment Option will control the amount of each payment, how often we make payments, and for how long we make payments.

ANNUITY PERIOD - the period of time during which we make annuity payments under an Annuity Payment Option.

ANNUITY UNIT - a measuring unit used to calculate the amount of Variable Annuity Payments.

BENEFICIARY - the person who will receive any proceeds due under a Certificate following the death of an Owner or an Annuitant.

CERTIFICATE - an individual annuity Certificate offered by this Prospectus.

CERTIFICATE ANNIVERSARY - each anniversary of the date of issue of the Certificate.

CERTIFICATE YEAR - each year beginning with the date of issue of the Certificate.

CODE - the Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT - a person whom you designate under a Non-Qualified Certificate to become the Annuitant if the Annuitant dies before the Annuity Commencement Date and the Contingent Annuitant is alive when the Annuitant dies.

CONTINGENT BENEFICIARY - a person whom you designate to receive any proceeds due under a Certificate following the death of an Owner or an Annuitant, if the Beneficiary has died but the Contingent Beneficiary is alive when the proceeds become payable.

DIVISION - one of the several different investment options into which the Separate Account is divided. Each Division invests in shares of a Series.

FIXED ACCOUNT - the name of the investment option that allows you to allocate purchase payments to USL's General Account.

FIXED ACCOUNT VALUE - the sum of your net purchase payments and transfers in the Fixed Account, plus accumulated interest less any partial withdrawals and transfers you make out of the Fixed Account.

FIXED ANNUITY PAYMENTS - annuity payments that are fixed in amount and do not vary with the investment experience of any Division of the Separate Account.

GENERAL ACCOUNT - all assets of USL other than those in the Separate Account or any other legally segregated separate account established by USL.

GUARANTEED INTEREST RATE - the rate of interest we credit during any Guarantee Period, on an effective annual basis.

GUARANTEE PERIOD - the period for which we credit a Guaranteed Interest Rate.

HOME OFFICE - our office at the following address and phone number: The United States Life Insurance Company in the City of New York, 125 Maiden Lane, New York, N.Y. 10038; 1-212-709-6000. (You should, however, contact your sales representative or our Administrative Center for all services. Purchase payments should be mailed to the address for payments shown on the first page of this Prospectus.)

NON-QUALIFIED - not eligible for the kind of federal income tax treatment that occurs with retirement plans allowed by Sections 401, 403, 408 or 408A of the Code.

OWNER - the holder of record of a Certificate, except that the employer or trustee may be the Owner of the Certificate in connection with a retirement plan.

QUALIFIED - eligible for the kind of federal income tax treatment that occurs with retirement plans under sections 401, 403, 408 or 408A of the Code.

SEPARATE ACCOUNT - the segregated asset account of USL named The United States Life Insurance Company in the City of New York Separate Account USL VA-R which invests purchase payments under the Certificates.

SERIES - an individual portfolio of a mutual fund that you may choose for investment under the Certificates. Currently, the Series are part of either the American General Series Portfolio Company, Hotchkis and Wiley Variable Trust, LEVCO Series Trust, Navellier Variable Insurance Series Fund, Inc., OFFITBANK Variable Insurance Fund, Inc., Royce Capital Fund, and Wright Managed Blue Chip Series Trust.

VALUATION DATE - a day when we are open for business. However, a day is not a Valuation Date, if the Series in which a Division invests does not calculate the value of its shares on that day.

VALUATION PERIOD - the period that starts at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next Valuation Date.

VARIABLE ACCOUNT VALUE - the sum of your account values in the Separate Account Divisions. Your account value in a Separate Account Division is the value of a Division's Accumulation Unit multiplied by the number of Accumulation Units you have in that Division.

VARIABLE ANNUITY PAYMENTS - annuity payments that vary in amount based on the investment earnings and losses of one or more of the Divisions.

WRITTEN - signed, dated, and in a form satisfactory to us and received at our Administrative Center. You must use special forms we or your sales representative provide to elect an Annuity Option.

                                   FEE TABLE

The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly under a Certificate. The table reflects expenses of the Separate Account and the Series. We may also deduct amounts for state premium taxes or similar assessments, where applicable.

PARTICIPANT TRANSACTION CHARGES

     Front-End Sales Charge Imposed on Purchases.................  0%
     Surrender Charge............................................  0%
     (computed as a percentage of purchase payments surrendered)
     Transfer Charge............................................. $0/1/


ANNUAL CERTIFICATE FEE........................................... $0

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily net asset value)

     Mortality and Expense Risk Charge........................... 0.36%
     Administrative Expense Charge............................... 0.04%
                                                                  ----
  Total Separate Account Annual Expenses......................... 0.40%
                                                                  ====









_______________________
/1/ This charge is $25 after the 12th transfer during each Certificate Year before the Annuity Commencement Date. Certain exceptions apply.


THE SERIES' ANNUAL EXPENSES/1,2/  (as a percentage of average daily Variable Account Value)



                                                 Management         Other           Annual
                                                 Fees After        Expenses        Expenses
                                                  Expense       After Expense    After Expense
                                               Reimbursement    Reimbursement    Reimbursement
                                                and Waiver/4/    and Waiver/4/    and Waiver/4/
                                              ---------------  ---------------  ---------------
Hotchkis and Wiley Equity Income VIP                    0.75%            0.40%            1.15%
Hotchkis and Wiley Low Duration VIP                     0.46%            0.12%            0.58%
LEVCO Equity Value                                      0.00%            1.10%            1.10%
Navellier Growth                                        0.85%            0.65%            1.50%
OFFITBANK VIF-Emerging Markets                          0.00%            1.50%            1.50%
OFFITBANK VIF-High Yield                                0.66%            0.49%            1.15%
OFFITBANK VIF-Total Return3                             0.00%            0.80%            0.80%
OFFITBANK VIF-U. S. Government Securities               0.00%            0.60%            0.60%
Royce Premier                                           0.00%            1.35%            1.35%
Royce Total Return                                      0.00%            1.35%            1.35%
Wright International Blue Chip                          0.00%            2.00%            2.00%
Wright Selected Blue Chip                               0.00%            1.27%            1.27%
Money Market                                            0.50%            0.04%            0.54%

----------
  /1/ The Series' advisers or managers have entered into administrative services agreements with USL. The advisers or managers pay fees to USL for these services. The fees do not have a direct relationship to the Series' Annual Expenses. (See "Services Agreements.")

  /2/ We estimate other expenses for the current fiscal year for the Hotchkis and Wiley Equity Income VIP, Hotchkis and Wiley Low Duration VIP, Navellier Growth, OFFITBANK VIF-Total Return, OFFITBANK VIF-U.S. Government Securities, and Royce Total Return Series, because these Series do not have financial statements covering a period of at least ten months.

  /3/ OFFITBANK VIF-Total Return may invest a portion of its assets in shares of OFFITBANK VIF-High Yield, OFFITBANK VIF-Emerging Markets, and OFFITBANK VIF-U.S. Government Securities. Shareholders of OFFITBANK VIF-Total Return will indirectly bear the expenses of the underlying funds at the rates stated above.

  /4/ If expense reimbursements and fee waivers were terminated, management fees and other expenses would have been as shown in the following table.

                                                 Management      Other     Total Annual
                                                    Fees       Expenses      Expenses
                                                 ----------   ---------    ------------
Hotchkis and Wiley Equity Income VIP                 0.75%       7.06%           7.81%
Hotchkis and Wiley Low Duration VIP                  0.46%       5.10%           5.56%
LEVCO Equity Value                                   0.85%       1.19%           2.04%
Navellier Growth                                     0.85%      69.32%          70.17%
OFFITBANK VIF- Emerging Markets                      0.90%       2.02%           2.92%
OFFITBANK VIF- High Yield                            0.85%       0.70%           1.55%
OFFITBANK VIF-Total Return2                          0.80%      11.56%          12.36%
OFFITBANK VIF-U. S. Government Securities            0.00%       0.60%           0.60%
Royce Premier                                        1.00%       6.05%           7.05%
Royce Total Return                                   1.00%      17.08%          18.08%
Wright International Blue Chip                       0.80%       4.36%           5.16%
Wright Selected Blue Chip                            0.65%       1.46%           2.11%
Money Market                                         0.50%       0.04%           0.54%

Example/5/  Whether or not you surrender or annuitize at the end of the applicable time period, the following expenses would apply to a $1,000 investment if you assume a 5% annual return on assets:

If all amounts are allocated
to a Division that invests in
one of the following Series:                   1 year   3 years   5 years/5/   10 years/5/
-----------------------------------            ------   -------   ----------   ----------
Hotchkis and Wiley Equity Income VIP              $16       $49      N/A          N/A
Hotchkis and Wiley Low Duration VIP               $10       $31      N/A          N/A
LEVCO Equity Value                                $15       $47      N/A          N/A
Navellier Growth                                  $19       $60      N/A          N/A
OFFITBANK VIF-Emerging Markets                    $19       $60     $103         $222
OFFITBANK VIF-High Yield                          $16       $50     $ 88         $200
OFFITBANK VIF-Total Return                        $12       $38      N/A         N/A
OFFITBANK VIF-U. S. Government Securities         $10       $32      N/A         N/A
Royce Premier                                     $18       $55     $ 95         $206
Royce Total Return                                $18       $55      N/A         N/A
Wright International Blue Chip                    $25       $78     $136         $309
Wright Selected Blue Chip                         $17       $53     $ 91         $198
Money Market                                      $10       $30     $ 53         $121

___________________________________
  /5/ In this Example, "N/A" reflects SEC rules that require Hotchkis and Wiley Equity Income VIP, Hotchkis and Wiley Low Duration VIP, LEVCO Equity Value, Navellier Growth, OFFITBANK VIF-Total Return, OFFITBANK VIF-U.S. Government Securities, and Royce Total Return to complete the Example for only the one and three year periods.

   The Example is not a representation of past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. The Example assumes an estimated Average Account Value of $50,000.


                              COMMUNICATIONS TO US

You should include, in communications to us, your Certificate number, your name, and, if different, the Annuitant's name. You may direct communications to the addresses and phone numbers on the first page of this Prospectus.

Unless this Prospectus states differently, we will consider purchase payments or other communications to be received on the date we actually receive them, if they are in proper form. However, we will consider purchase payments to be received on the next Valuation Date if we receive them (1) after the close of regular trading on the New York Stock Exchange or (2) on a date that is not a Valuation Date.


                            PERFORMANCE INFORMATION

From time to time, we may include in advertisements and other sales materials several types of performance information for the Divisions. This information may include "average annual total return" and "cumulative total return." The Hotchkis and Wiley Low Duration VIP Division, OFFITBANK VIF-High Yield Division and OFFITBANK VIF-U.S. Government Securities Division may also advertise "yield." The Money Market Division may advertise "yield" and "effective yield."

The performance information that we may present is not an estimate or guarantee of future investment performance and does not represent the actual investment experience of amounts invested by a particular Owner. Additional information concerning a Division's performance appears in the Statement.

Total Return and Yield Quotations. Average annual total return and cumulative total return figures measure the net income of a Division and any realized or unrealized gains or losses of the underlying investments in the Division, over the period stated. Average annual total return figures are annualized and represent the average annual percentage change in the value of an investment in a Division over the period stated. Cumulative total return figures represent the cumulative change in value of an investment in a Division for various periods stated.

Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (seven-day period for the Money Market Division), expressed as a percentage of the value of the Division's Accumulation Units. Yield is an annualized figure, which means that we assume that the Division generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Division similarly, but include the increase due to assumed compounding. The Money Market Division's effective yield will be slightly higher than its yield due to this compounding effect.

Average annual total return figures reflect deduction of all recurring charges and fees applicable under the Certificate to all Owner accounts, including the following:

        . the Mortality and Expense Risk Charge, and
        . the Administrative Expense Charge.

Division Performance. The investment performance for each Division that invests in a corresponding Series of the Trust will reflect the investment performance of that Series for the periods stated. This information appears in the Statement. For periods before the date the Certificates became available, we calculate the performance information for a Division on a hypothetical basis. In so doing, we reflect deductions of current Separate Account fees and charges under the Certificate from the historical performance of the corresponding Series. We may waive or reimburse certain fees or charges applicable to the Certificate. Such waivers or reimbursements will affect each Division's performance results.

Information about the experience of the investment advisers to the Series of the Fund appears in the prospectus for the Fund.

FINANCIAL RATINGS

USL may advertise or report to Owners its ratings as an insurance company by the
A. M. Best Company. Each year, A. M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A.M. Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's Ratings range from A++ to F.

USL may also advertise or report to Owners its ratings as to claims-paying ability by the Standard & Poor's Corporation. A Standard & Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard & Poor's ratings range from AAA to D.

USL may additionally advertise its ratings as to claims-paying ability by the Duff & Phelps Credit Rating Co. A Duff & Phelps' claims-paying ability rating is an assessment of a company's insurance claims-paying ability. Duff & Phelps' ratings range from AAA to CCC.

Current ratings from A.M. Best, Standard & Poor's, and Duff & Phelps Credit Rating Co. may be used from time to time in any advertising about the Certificates, as well as in any reports that publish the ratings.

The ratings reflect the claims-paying ability and financial strength of USL. They are not a rating of investment performance that purchasers of insurance products funded through separate accounts, such as the Separate Account, have experienced or are likely to experience in the future.

OTHER INFORMATION

USL may also advertise endorsements from organizations, individuals or other parties that recommend USL or the Certificates. USL may occasionally include in advertisements (1) comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or (2) discussions of alternative investment vehicles and general economic conditions.


                             FINANCIAL INFORMATION

The financial statements of USL appear in the Statement. Please see the first page of this Prospectus for information on how to obtain a copy of the Statement. You should consider the financial statements of USL only as bearing on the ability of USL to meet its contractual obligations under the Certificates. The financial statements do not bear on the investment performance of the Separate Account. (See "Contents of Statement of Additional Information.") There are no financial statements for the Separate Account as it had not yet begun operations as of the date of this Prospectus.


                                      USL

USL is a stock life insurance company, organized under the laws of the State of New York in 1850. USL is an indirect, wholly-owned subsidiary of American General Corporation, a diversified financial services holding company engaged primarily in the insurance business. USL is principally involved in writing life insurance policies and annuity contracts in the State of New York. The commitments under the Certificates are USL's, and American General Corporation has no legal obligation to back those commitments.

USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.


                           SEPARATE ACCOUNT USL VA-R

USL established the Separate Account on August 8, 1997. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

Each Division of the Separate Account is part of USL's general business, and the assets of the Separate Account belong to USL. Under New York law and the terms of the Certificates, the assets of the Separate Account will not be chargeable with liabilities arising out of any other business that USL may conduct. These assets will be held exclusively to meet USL's obligations under variable annuity Certificates. Furthermore, USL credits or charges the Separate Account with the income, gains, and losses from the Separate Account's assets, whether or not realized, without regard to other income, gains, or losses of USL.

                                   THE SERIES

The Separate Account has 13 Divisions funding the variable benefits under the Certificates. These Divisions invest in shares of one or more series of American General Series Portfolio Company, Hotchkis and Wiley Variable Trust, LEVCO Series Trust, Navellier Variable Insurance Series Fund, Inc., OFFITBANK Variable Insurance Fund, Inc., Royce Capital Fund and Wright Managed Blue Chip Series Trust (collectively, the "Underlying Funds").

The Underlying Funds offer shares of these Series, without sales charges, exclusively to insurance company variable annuity and variable life insurance separate accounts and not directly to the public. The Underlying Funds also offer shares to variable annuity and variable life insurance separate accounts of insurers that are not affiliated with USL.

We do not foresee any disadvantage to you arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various owners to conflict.

For example, violation of the federal tax laws by one separate account investing in one of the Underlying Funds could cause the contracts or certificates funded through another separate account to lose their tax-deferred status. Such a result might require us to take remedial action. A separate account may have to withdraw its participation in the Underlying Fund, if a material irreconcilable conflict arises among separate accounts. In that event, the Underlying Fund may have to liquidate portfolio securities at a loss to pay for a separate account's redemption of Trust or Fund shares. At the same time, the Boards of Trustees and the Boards of Directors of the Underlying Funds, and we, will monitor events for any material irreconcilable conflicts that may possibly arise and determine what action, if any, to take to remedy or eliminate the conflict.

The Series of the Underlying Funds and their management are as follows:


     INVESTMENT COMPANY                        SERIES                         ADVISER/MANAGER
------------------------------------------------------------------------------------------------------------
American General Series Portfolio        Money Market Fund               The Variable Annuity Life
 Company                                                                 Insurance Company
------------------------------------------------------------------------------------------------------------
Hotchkis and Wiley Variable Trust        Hotchkis and Wiley Equity       Hotchkis and Wiley
                                         Income VIP Portfolio
                                         Hotchkis and Wiley Low
                                         Duration VIP Portfolio
------------------------------------------------------------------------------------------------------------
LEVCO Series Trust                       LEVCO Equity Value              John A. Levin and Co., Inc.
                                         Fund
------------------------------------------------------------------------------------------------------------
Navellier Variable Insurance Series      Navellier Growth                Navellier & Associates, Inc.
 Fund, Inc.                              Portfolio

------------------------------------------------------------------------------------------------------------
OFFITBANK Variable Insurance Fund,       OFFITBANK VIF-Emerging          OFFITBANK*
 Inc.                                    Markets Fund
                                         OFFITBANK VIF-High Yield
                                         Fund
                                         OFFITBANK VIF-Total
                                         Return Fund
                                         OFFITBANK VIF- U.S.
                                         Government Securities
                                         Fund
------------------------------------------------------------------------------------------------------------
Royce Capital Fund                       Royce Premier Portfolio         Royce & Associates, Inc.
                                         Royce Total Return
                                         Portfolio
------------------------------------------------------------------------------------------------------------
Wright Managed Blue Chip Series Trust    Wright International Blue       Wright Investors' Service, Inc.
                                         Chip Portfolio
                                         Wright Selected Blue Chip
                                         Portfolio
------------------------------------------------------------------------------------------------------------

*On May 13, 1999, OFFITBANK entered into an agreement with the Wachovia Corporation ("Wachovia") pursuant to which OFFITBANK Holdings, Inc., the sole shareholder of OFFITBANK, will merge with Wachovia. OFFITBANK will continue to operate under its own name as a distinct Wachovia company and it is not anticipated that the investment process or personnel at OFFITBANK will be affected by the proposed merger. Subject to the approval of federal and state regulators, the merger is anticipated to close in the third quarter of 1999.

The investment objective of each Series is as follows:

------------------------------------------------------------------------------------------------------------------
SERIES                                                      INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------
Money Market Fund          Liquidity, protection of capital and current income through investments in short-term money market instruments.  Shares of the Money Market Fund are neither insured nor guaranteed by the U.S. Government.  There is no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share.
------------------------------------------------------------------------------------------------------------------
Hotchkis and Wiley         Provide current income and long-term growth of income, accompanied by growth of
Equity Income VIP          capital.  Invests primarily in domestic equity securities.
Portfolio
------------------------------------------------------------------------------------------------------------------
Hotchkis and Wiley Low     Maximize total return, consistent with preservation of capital.  Invests in a
 Duration VIP Portfolio    diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to three years.
------------------------------------------------------------------------------------------------------------------
LEVCO Equity Value Fund    Achieve long-term growth of capital by emphasizing  the preservation of capital and control of volatility.  A research intensive, value oriented stock selection process is used in constructing a diversified portfolio.
------------------------------------------------------------------------------------------------------------------
Navellier Growth           Achieve long-term growth of capital primarily through investment in companies with
 Portfolio                 appreciation potential.
------------------------------------------------------------------------------------------------------------------
OFFITBANK VIF-Emerging     Provide investors with a competitive total investment return by focusing on current
 Markets Fund              yield and opportunities for capital appreciation primarily by investing in corporate and sovereign debt securities of emerging market countries.
------------------------------------------------------------------------------------------------------------------
OFFITBANK VIF-High         High current income, with capital appreciation as a secondary objective.  Invests
 Yield Fund                primarily in U.S. corporate fixed income securities which are rated below investment grade or unrated at the time of investment.
------------------------------------------------------------------------------------------------------------------
OFFITBANK VIF- Total       Maximize total return from a combination of capital appreciation and current income by
 Return Fund               investing in a diversified portfolio of fixed income securities, including U.S.
                           Government or agencies' obligations, investment grade fixed income, high yield and fixed income securities and securities of other investment companies.  An SEC exemptive order permits this Fund to purchase shares of any of the existing or any new
                           Series of the OFFITBANK Variable Insurance Fund, Inc.
------------------------------------------------------------------------------------------------------------------
OFFITBANK VIF- U.S.        Current income consistent with preservation of capital.  Invests at least 80% of its
 Government Securities     assets in U.S. Government obligations.
 Fund
------------------------------------------------------------------------------------------------------------------
Royce Premier Portfolio    Long-term growth and, as a secondary objective, current income.  Invests in a limited number of equity securities of small-cap companies viewed by Royce & Associates, Inc.
                           as having superior financial characteristics and/or unusually attractive business prospects.
------------------------------------------------------------------------------------------------------------------
Royce Total Return         Equal focus on both long-term growth of capital and current income.  Invests primarily
 Portfolio                 in a diversified portfolio of dividend-paying securities of small and micro-cap companies selected on a value basis.
------------------------------------------------------------------------------------------------------------------
Wright International       Long-term capital appreciation by investing primarily in equity securities of
 Blue Chip Portfolio       well-established, non-U.S. companies that meet the advisor's quality standards.
------------------------------------------------------------------------------------------------------------------
Wright Selected Blue       Long-term capital appreciation and, as a secondary objective, reasonable current
 Chip Portfolio            income, by investing primarily in equity securities of well-established U.S. companies that meet the Advisor's quality standards.
------------------------------------------------------------------------------------------------------------------


We automatically reinvest any dividends or capital gain distributions that we receive on shares of the Series held under Certificates. We reinvest at the Series' net asset value on the date payable. Dividends and distributions will reduce the net asset value of each share of the corresponding Series and increase the number of shares outstanding of the Series by an equivalent value. However, these dividends and distributions do not change your Account Value.

Before selecting any Division, you should carefully read the Underlying Fund Prospectus. The Prospectus provides more complete information about the Series in which the Division invests, including investment objectives and policies, charges and expenses. An Underlying Fund may accompany its Prospectus with a summary of the Prospectus called a "profile."

You can find information about the investment performance of a Series of the Underlying Funds and information about the business experience of the investment advisers to the Series in the Prospectuses. You may obtain additional copies of a Prospectus by contacting our Administrative Center at the addresses and phone numbers on the first page of this Prospectus. When making your request, please specify the Series of the Underlying Fund in which you are interested.

High yielding fixed-income securities such as those in which the OFFITBANK VIF-High Yield, Emerging Markets and Total Return Divisions invest are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. You should carefully read the Underlying Fund Prospectuses for each Series in which these Divisions invest and consider your ability to assume the risks of making an investment in these Divisions.

VOTING PRIVILEGES

The following people may give us voting instructions for Series' shares held in the Separate Account Divisions attributable to their Certificate:

        . You, as the Owner, before the Annuity Commencement Date, and

        . The Annuitant or other payee, during the Annuity Period.

We will vote according to such instructions at meetings of shareholders of the Series.

We will determine who is entitled to give voting instructions and the number of votes for which they may give directions as of the record date for a meeting. We will calculate the number of votes in fractions. We will calculate the number of votes for any Series as follows:

        . For each Owner before the Annuity Commencement Date, we will divide
          (1) the Owner's Variable Account Value invested in the corresponding Division by (2) the net asset value of one share of that Series.

        . For each Annuitant or payee during the Annuity Period, we will divide
          (1) our liability for future Variable Annuity Payments to the Annuitant or payee by (2) the value of an Annuity Unit. We will calculate our liability for future Variable Annuity Payments based on the mortality assumptions and the assumed interest rate that we use in determining the number of Annuity Units under a Certificate and the value of an Annuity Unit.

We will vote all shares of each Series owned by the Separate Account as follows:

        . Shares for which we receive instructions, in accordance with those instructions, and

        . Shares for which we receive no instructions, in the same proportion as the shares for which we receive instructions.

Shares of each Series may be owned by separate accounts of insurance companies other than us. We understand that each Series will see that all insurance companies vote shares uniformly.

We believe that our voting instruction procedures comply with current federal securities law requirements. However, we reserve the right to modify these procedures to conform with legal requirements and interpretations that are put in effect or modified from time to time.


                               THE FIXED ACCOUNT

Amounts in the Fixed Account or supporting Fixed Annuity Payments become part of our General Account. We have not registered interests in the General Account under the Securities Act of 1933, and we have not registered the General Account as an investment company under the 1940 Act based on federal law exclusion and exemption. The staff of the Securities and Exchange Commission has advised us that it has not reviewed the disclosures in this Prospectus that relate to the Fixed Account or Fixed Annuity Payments. At the same time, we have legal responsibility for the accuracy and completeness of this Prospectus.

Our obligations for the Fixed Account are legal obligations of USL. Our General Account assets support these obligations. These General Account assets also support our obligations under other insurance and annuity contracts.
Investments purchased with amounts allocated to the Fixed Account are the property of USL. Owners have no legal rights in such investments.

GUARANTEE PERIODS

Account Value that the Owner allocates to the Fixed Account earns a Guaranteed Interest Rate beginning with the date of the allocation. This Guaranteed Interest Rate continues for the number of years that the Owner selects from among the Guarantee Periods that we then offer.

At the end of a Guarantee Period, we will allocate your Account Value in that Guarantee Period, including interest you have earned, to a new Guarantee Period of the same length. In the alternative, the Owner may submit a Written request to us to allocate this amount to a different Guarantee Period or Periods or to one or more of the Divisions of the Separate Account. We must receive this Written request at least three business days before the end of the Guarantee Period.

We will contact the Owner regarding the scheduled Annuity Commencement Date, if the Owner has not provided the necessary Written request and the renewed Guarantee Period extends beyond the scheduled Annuity Commencement Date.

The first day of the new Guarantee Period (or other reallocation) will be the day after the end of the prior Guarantee Period. We will notify the Owner in writing at least 15 days and not more than 45 days before the end of any Guarantee Period.

If the Owner's Account Value in a Guarantee Period is less than $500, we reserve the right to transfer, without charge, the balance to the Money Market Division at the end of that Guarantee Period. However, we will transfer the balance to another Division selected by the Owner, if we have received Written instructions to transfer the balance to that Division.

CREDITING INTEREST

We declare the Guaranteed Interest Rates from time to time as market conditions dictate. We tell an Owner the Guaranteed Interest Rate for a chosen Guarantee Period at the time we receive a purchase payment, make a transfer, or renew a Guarantee Period. We may credit a different interest rate to one Guarantee Period than to another Guarantee Period that is the same length but that began on a different date. The minimum Guaranteed Interest Rate is an effective annual rate of 3%.

Proceeds from an exchange, rollover or transfer will accrue interest in the following manner, if you allocate them to the Fixed Account within 60 days following the date of application for a Certificate:

        . We credit interest to such proceeds during the Guarantee Period chosen.

        . We will calculate interest at a rate that is the higher of:

          (a) the current interest rate we use on the date of application for the Guarantee Period selected; or

          (b) the current interest rate that we use on the date we receive the proceeds.

Proceeds that we receive more than 60 days after the date the application is signed receive interest at the rate in effect on the date we receive the proceeds.

We credit interest to the Fixed Account starting with the date we receive the proceeds. The interest rate we use remains the same for the duration of the applicable Guarantee Period.

USL's management makes the final determination of the Guaranteed Interest Rates to be declared. USL cannot predict or assure the level of any future Guaranteed Interest Rates in excess of the minimum Guaranteed Interest Rate stated in your Certificate.

You may obtain information concerning the Guaranteed Interest Rates that apply to the various Guarantee Periods at any time from your sales representative or from the addresses or telephone numbers on the first page of this Prospectus.

NEW GUARANTEE PERIODS

Each allocation or transfer of an amount to a Guarantee Period starts the running of a new Guarantee Period for that amount. That new Guarantee Period will earn a Guaranteed Interest Rate that will continue unchanged until the end of that Period. The Guaranteed Interest Rate will never be less than the minimum Guaranteed Interest Rate stated in your Certificate.

We may offer one or more Guarantee Periods with a required dollar cost averaging feature. (See "Transfers.") Currently, we make available a one-year Guarantee Period and no others. However, we reserve the right to change the Guarantee Periods that we make available at any time, except that we will always make available a one-year Guarantee Period.

                  CERTIFICATE ISSUANCE AND PURCHASE PAYMENTS

The minimum initial purchase payment is $50,000. The minimum subsequent purchase payment is $5,000. We reserve the right to modify these minimums at our discretion.

Your application to purchase a Certificate must be on a Written application that we provide and that you sign. USL and American General Securities Incorporated, as distributor of the Certificates, may agree on a different medium or format for the application. When a purchase payment accompanies an application to purchase a Certificate and you have properly completed the application, we will either:

        . process the application, credit the purchase payment, and issue the Certificate, or

        . reject the application and return the purchase payment within two
          Valuation Dates after receipt of the application.

If you have not completed the application or have not completed it correctly, we will request additional documents or information within five Valuation Dates after receipt of the application.

If we have not received a correctly completed application within five Valuation Dates after receipt of the purchase payment at our Administrative Center, we will return the purchase payment immediately. However, you may specifically consent to our retaining the purchase payment until you complete the application. In that case, we will credit the initial purchase payment as of the end of the Valuation Period in which we receive the last information required to process the application.

We will credit subsequent purchase payments as of the end of the Valuation Period in which we receive them along with any required Written identifying information.

We reserve the right to reject any application or purchase payment for any reason.

MINIMUM REQUIREMENTS

If your Account Value in any Division falls below $500 because of a partial withdrawal from the Certificate, we reserve the right to transfer, without charge, the remaining balance to the Money Market Division.

If your Account Value in any Division falls below $500 because of a transfer to another Division or to the Fixed Account, we reserve the right to transfer the remaining balance in that Division, without charge and pro rata, to the investment option or options to which the transfer was made.

We will waive these minimum requirements for transfers under the automatic rebalancing program. (See "Automatic Rebalancing.")

If your total Account Value falls below $10,000, we may cancel the Certificate. We consider such a cancellation a full surrender of the Certificate. We will provide you with 60 days advance notice of any cancellation in these circumstances.

So long as the Account Value does not fall below $10,000, you do not have to make further purchase payments. You may, however, elect to make subsequent purchase payments at any time before the Annuity Commencement Date, if the Owner and Annuitant are still living.

PAYMENTS

You should make checks for subsequent purchase payments payable to The United States Life Insurance Company in the City of New York and forward them directly to the address for payments shown on the first page of this Prospectus, unless we ask you to use another address. We also accept purchase payments by wire or by exchange from another insurance company. You may obtain further information about how to make purchase payments by either of these methods from your sales representative or from us at the addresses and telephone numbers on the first page of this Prospectus.

You may make purchase payments pursuant to employer-sponsored plans only with our agreement.

Your purchase payments are allocated to the Divisions of the Separate Account or the Guarantee Periods of the Fixed Account as of the date we credit the purchase payments to your Certificate. In your application form, you select (in whole percentages) the amount of each purchase payment that you are allocating to each Division and Guarantee Period. You can change these allocation percentages at any time by Written notice to us.

We issue the Certificates under a group annuity master contract that we have issued to the trustee of a group trust. We established the group trust under Delaware law. The master contract provides for rights under the Certificates and further provides that nothing in the master contract will invalidate or impair any right granted to an Owner. The master contract does not provide any material ownership rights to the master contract owner and, in particular, does not authorize the master contract owner to surrender the master contract.

CANCELLATION

You may cancel your Certificate by delivering it or mailing it with a Written cancellation request to our Administrative Center or to your sales representative, before the close of business on the 10th day after you receive the Certificate. If you send these items by mail, properly addressed and postage prepaid, we will consider them received at our Administrative Center on the date we actually receive them.

We will refund to you the sum of:

        . any purchase payments allocated to a Guarantee Period of the Fixed Account,

        . your Account Value allocated to the Divisions of the Separate Account, and

        .  any additional amount deducted for premium taxes.

                              OWNER ACCOUNT VALUE

Before the Annuity Commencement Date, your Account Value under a Certificate is the sum of your Variable Account Value and Fixed Account Value, as discussed below.

VARIABLE ACCOUNT VALUE

As of any Valuation Date before the Annuity Commencement Date:

        . Your Variable Account Value is the sum of your Variable Account Values in each Division of the Separate Account.

        . Your Variable Account Value in a Division is the product of the number of your Accumulation Units in that Division multiplied by the value of one such Accumulation Unit as of that Valuation Date.

There is no guaranteed minimum Variable Account Value. To the extent that your Account Value is allocated to the Separate Account, you bear the entire investment risk.

We credit Accumulation Units in a Division to you when you allocate purchase payments or transfer amounts to that Division. Similarly, we redeem Accumulation Units when you transfer or withdraw amounts from a Division or when we pay certain charges under the Certificate. We determine the value of these Accumulation Units at the end of the Valuation Date on which we make the credit or charge.

The value of an Accumulation Unit for a Division on any Valuation Date is equal to the previous value of that Division's Accumulation Unit multiplied by that Division's net investment factor for the Valuation Period ending on that Valuation Date.

The net investment factor for a Division is determined by dividing (1) the net asset value per share of the Series' shares held by the Division, determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made for the Series' shares held by the Division during the current Valuation Period, by (2) the net asset value per share of the Series' shares held in the Division determined at the end of the previous Valuation Period. We then subtract from that result a factor representing the mortality risk, expense risk and administrative expense charge.

FIXED ACCOUNT VALUE

As of any Valuation Date before the Annuity Commencement Date:

        . Your Fixed Account Value is the sum of your Fixed Account Value in each Guarantee Period.

        . Your Fixed Account Value in any Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable Guaranteed Interest Rate: (1) the amount of net purchase payments, renewals and transferred amounts allocated to the Guarantee Period, less (2) the amount of any transfers or withdrawals out of the Guarantee Period, including withdrawals to pay applicable charges.

USL guarantees the Fixed Account Value. USL bears the investment risk for amounts allocated to the Fixed Account, except to the extent that USL may vary the Guaranteed Interest Rate for future Guarantee Periods (subject to the minimum Guaranteed Interest Rate stated in your Certificate).


             TRANSFER, AUTOMATIC REBALANCING, SURRENDER AND PARTIAL
                       WITHDRAWAL OF OWNER ACCOUNT VALUE

TRANSFERS

You can transfer your Account Value beginning 30 days after we issue your Certificate and before the Annuity Commencement Date. The following rules apply:


        . You may transfer your Account Value at any time among the available
          Divisions of the Separate Account and Guarantee Periods. Transfers will be effective at the end of the Valuation Period in which we receive your Written transfer request.

        . If a transfer causes your Account Value in any Division or Guarantee
          Period to fall below $500, we reserve the right to transfer the remaining balance in that Division or Guarantee Period in the same proportions as the transfer request.

        . You may make up to 12 transfers each Certificate Year without charge.
          We will charge you $25 for each additional transfer.

        . You may transfer no more than 25% of the Account Value you allocated to a Guarantee Period at its inception during any Certificate Year. This 25% limitation does not apply to transfers (1) within 15 days before or after the end of the Guarantee Period in which you held the transferred amounts, or (2) a renewal at the end of the Guarantee Period to the same Guarantee Period.

We reserve the right to defer any transfers from the Fixed Account to any Division for up to six months.

You may establish an automatic transfer plan. (We also refer to this plan as a dollar cost averaging plan.) Under this plan, we will automatically transfer amounts from the Money Market Division or the one-year Guarantee Period (or any other Guarantee Period that is available at that time) to one or more other Divisions. By transferring a set amount on a regular schedule instead of transferring the total amount at one particular time, you may reduce the risk of investing in the corresponding Division only when the price is high. An automatic transfer plan does not guarantee a profit and it does not protect against a loss if market prices decline. You will select:

        . the amount we are to transfer under the plan;

        . the frequency of the transfers--either monthly, quarterly, semi-annually, or annually; and

        . the duration of the plan.

Transfers under any automatic transfer plan will:

        . not count towards the 12 free transfers each Certificate Year,

        . not incur a $25 charge,

        . not be subject to the 25% limitation on transfers from a Guarantee
          Period, and

        . not be subject to the Account Value minimum requirement described above.

You may obtain additional information about how to establish an automatic transfer plan from your sales representative or from us at the telephone numbers and addresses on the first page of this Prospectus. You cannot have an automatic transfer plan in effect at the same time you have Automatic Rebalancing, described below, in effect.

We have not designed the Certificates for professional market timing organizations or other entities using programmed and frequent transfers. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges for a reasonable period.

AUTOMATIC REBALANCING

You may arrange for Automatic Rebalancing among the Separate Account Divisions if your Certificate has an Account Value of $25,000 or more at the time we receive the application for Automatic Rebalancing. You may apply for Automatic Rebalancing either at issue or after issue, and you may subsequently discontinue it.

Under Automatic Rebalancing, we transfer funds among the Separate Account Divisions to maintain the percentage allocation you have selected for each Division. At your election, we will make these transfers on a quarterly, semi-annual or annual basis, measured from the Certificate Anniversary date. A Certificate Anniversary date that falls on the 29th, 30th, or 31st of the month will result in Automatic Rebalancing starting with the 1st of the next month.

Automatic Rebalancing does not permit transfers to or from any Guarantee Period. Transfers under Automatic Rebalancing will not count towards the 12 free transfers each Certificate Year and will not incur a $25 charge. You cannot have Automatic Rebalancing in effect at the same time you have an automatic transfer plan, described above, in effect.

SURRENDERS

At any time before the Annuity Commencement Date and while the Annuitant is still living, the Owner may make a full surrender from a Certificate.

We will pay you the following upon full surrender:

        . your Account Value at the end of the Valuation Period in which we receive a Written surrender request,

        .  minus any applicable premium tax.

Our current practice is to require that you return the Certificate with any request for a full surrender.


After a full surrender, or if the Owner's Account Value falls to zero, all rights of the Owner, Annuitant or any other person under the Certificate will end.

All collateral assignees of record must consent to any full surrender.

PARTIAL WITHDRAWALS

Your Written request for a partial withdrawal should specify the Divisions of the Separate Account, or the Guarantee Periods of the Fixed Account, from which you wish to make the partial withdrawal. We will take the withdrawal pro rata from the Divisions and Guarantee Periods, if (1) you do not tell us how to make the withdrawal, or (2) we cannot make the withdrawal as you requested.

Partial withdrawal requests must be for at least $100 or, if less, all of your Account Value. If your remaining Account Value in a Division or Guarantee Period would be less than $500 as a result of the withdrawal (except for the Money Market Division), we reserve the right to transfer the remaining balance to the Money Market Division. We will do this without charge. We may deny your request for a partial withdrawal if it would reduce your Account Value below $10,000.

We will always pay you the amount of your partial withdrawal request (except that we may deny your request for a partial withdrawal if it would reduce your Account Value below $10,000). Therefore, the value of your Accumulation Units and Fixed Account interests that we redeem will equal the amount of the withdrawal request, plus any applicable premium tax. You can also tell us to take income tax from the amount you want withdrawn.

We also make available a systematic withdrawal plan. Under this plan, you may make automatic partial withdrawals in amounts and at periodic intervals that you specify. The terms and conditions that apply to other partial withdrawals will also apply to this plan. You may obtain additional information about how to establish a systematic withdrawal plan from your sales representative or from us at the addresses and telephone numbers on the first page of this Prospectus. We reserve the right to modify or terminate the systematic withdrawal plan at any time.

The Code imposes a penalty tax on certain premature surrenders or withdrawals. See the "Federal Income Tax Matters" section for a discussion of this and other tax implications of total surrenders and systematic and other partial withdrawals. The section also discusses tax withholding requirements.

All collateral assignees of record must consent to any partial withdrawals.


                  ANNUITY PERIOD AND ANNUITY PAYMENT OPTIONS

ANNUITY COMMENCEMENT DATE

The Annuity Commencement Date may be any day of any month between the Annuitant's 50th and 90th birthday. You may select the Annuity Commencement Date on the Certificate application. You may also change a previously selected date any time before that date by submitting a Written request, subject to our approval.

See "Federal Income Tax Matters" for a discussion of the penalties that may result from distributions prior to the Annuitant's reaching age 59 1/2 under any Certificate or after April 1 of the year following the calendar year in which the Annuitant reaches age 70 1/2 under certain Qualified Certificates.

APPLICATION OF OWNER ACCOUNT VALUE

We will automatically apply your Variable Account Value in any Division to provide Variable Annuity Payments based on that Division and your Fixed Account Value to provide Fixed Annuity Payments. However, we will apply your Account Value in different proportions, if you give us Written instructions at least 30 days before the Annuity Commencement Date.

We deduct any applicable state and local premium taxes from the amount of Account Value that we apply to an Annuity Payment Option. Subject to any such adjustments, we apply your Variable and Fixed Account Values to an Annuity Payment Option, as discussed below, as of the end of the Valuation Period that contains the 10th day before the Annuity Commencement Date.

FIXED AND VARIABLE ANNUITY PAYMENTS

We will determine your first monthly Fixed or Variable Annuity Payment using the annuity tables in the Certificate and the amount of your Account Value that is applied to provide the Fixed or Variable Annuity Payments.

We determine the amount of each monthly Fixed Annuity Payment thereafter based on the terms of the Annuity Payment Option selected.

We determine the amount of each monthly Variable Annuity Payment thereafter as follows:

        . We convert the Account Value that we apply to provide Variable Annuity
          Payments to a number of Annuity Units. We do this by dividing the amount of the first Variable Annuity Payment by the value of an Annuity Unit of a Division as of the end of the Valuation Period that includes the 10th day before the Annuity Commencement Date. This number of Annuity Units remains constant for any Annuitant.

        . We determine the amount of each subsequent Variable Annuity Payment by multiplying the number of Annuity Units by the value of an Annuity Unit as of the end of the Valuation Period that contains the 10th day before the date of each payment.

        . If we base the Variable Annuity Payments on more than one Division, we perform these calculations separately for each Division.

        . The value of an Annuity Unit at the end of a Valuation Period is the value of the Annuity Unit at the end of the previous Valuation Period, multiplied by the net investment factor (see "Variable Account Value") for the Valuation Period, with an offset for the 3.5% assumed interest rate used in the Certificate's annuity tables.

The Certificate's annuity tables use a 3.5% assumed interest rate. A Variable Annuity Payment based on a Division will be greater than the previous month, if the Division's investment return for the month is at an annual rate greater than 3.5%. Conversely, a Variable Annuity Payment will be less than the previous month, if the Division's investment return is at an annual rate less than 3.5%.

ANNUITY PAYMENT OPTIONS

Sixty to ninety days before the scheduled Annuity Commencement Date, we will (1) notify you that the Certificate is scheduled to mature, and (2) request that you select an Annuity Payment Option.

If you have not selected an Annuity Payment Option ten days before the Annuity Commencement Date, we will proceed as follows:

        . we will extend the Annuity Commencement Date to the Annuitant's 90th birthday, if the scheduled Annuity Commencement Date is any date prior to the Annuitant's 90th birthday; or

        . we will pay the Account Value, less any applicable charges and premium taxes, in one sum to you, if the scheduled Annuity Commencement Date is the Annuitant's 90th birthday.

The Code imposes minimum distribution requirements on the Annuity Payment Option you choose for a Qualified Certificate. (See "Federal Income Tax Matters.") We are not responsible for monitoring or advising Owners whether they are meeting the minimum distribution requirements, unless we have received a specific Written request to do so.

ELECTION OF ANNUITY PAYMENT OPTION

You may elect an Annuity Payment Option only if the initial annuity payment meets the following minimum requirements:

        . where you elect only Fixed or Variable Annuity Payments, the initial payment must be at least $20; or

        . where you elect a combination of Variable and Fixed Annuity Payments, the initial payment must be at least $10 on each basis.

If the initial annuity payment falls below these amounts, we will reduce the frequency of annuity payments. If the initial payment still falls below these amounts, we will make a single payment to the Annuitant or other properly-designated payee equal to your Account Value. We will deduct premium tax from such payment, if it is required in your state.

You may elect the annuity option for payments to a Beneficiary, if you or the Annuitant dies. If you have not made this election, the Beneficiary may do so within 60 days after your or the Annuitant's death. (See "Death Proceeds.") Thereafter, the Beneficiary will have all the remaining rights and powers under the Certificate and be subject to all of its terms and conditions. We will make the first annuity payment at the beginning of the second month following the month in which we approve the settlement request. We will credit Annuity Units based on Annuity Unit Values at the end of the Valuation Period that contains the 10th day before the beginning of that second month.

When an Annuity Payment Option becomes effective, you must deliver the Certificate to our Administrative Center, in exchange for a payment contract providing for the option elected.

We provide information about the relationship between the Annuitant's gender and the amount of annuity payments, including any requirements for gender-neutral annuity rates and in connection with certain employee benefit plans under "Gender of Annuitant" in the Statement. (See "Contents of Statement of Additional Information.")


AVAILABLE ANNUITY PAYMENT OPTIONS

Each Annuity Payment Option, except Option 5, is available on both a fixed and variable basis. Option 5 is available on a fixed basis only.


OPTION 1 - LIFE ANNUITY - We make annuity payments monthly during the lifetime of the Annuitant. These payments stop with the last payment due before the death of the Annuitant. We do not guarantee a minimum number of payments under this arrangement. For example, the Annuitant or other payee might receive only one annuity payment, if the Annuitant dies before the second annuity payment.

OPTION 2 - LIFE ANNUITY WITH 120, 180, OR 240 MONTHLY PAYMENTS CERTAIN - We make annuity payments monthly during the lifetime of an Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period.

OPTION 3 - JOINT AND LAST SURVIVOR LIFE ANNUITY - We make annuity payments monthly during the lifetime of the Annuitant and another payee and during the lifetime of the survivor of the two. We stop making payments with the last payment before the death of the survivor. We do not guarantee a minimum number of payments under this arrangement. For example, the Annuitant or other payee might receive only one annuity payment if both die before the second annuity payment. The election of this option is ineffective if either one dies before the Annuity Commencement Date. In that case, the survivor becomes the sole Annuitant, and we do not pay death proceeds because of the death of the other Annuitant.


OPTION 4 - PAYMENTS FOR A DESIGNATED PERIOD - We make annuity payments monthly to an Annuitant or other properly-designated payee, or at his or her death, to the Beneficiary, for a selected number of years ranging from five to 40. If this option is selected on a variable basis, the designated period may not exceed the life expectancy of the Annuitant or other properly-designated payee.

Under the fourth Option, we make no mortality guarantee, even though we reduce Variable Annuity Payments as a result of a charge to the Separate Account that is partially for mortality risks. (See "Charge to the Separate Account.")

A payee receiving Variable (but not Fixed) Annuity Payments under Option 4 can elect at any time to commute (terminate) the option and receive the current value of the annuity option in a single sum. The current value of an annuity under Option 4 is the value of all remaining annuity payments, assumed to be level, discounted to present value at an annual rate of 3.5%. We calculate that value the next time we determine values after receiving your Written request for payment. The election of a single sum payment under Option 4 is the only way you may terminate any Annuity Payment Option once annuity payments have started.

OPTION 5 - PAYMENTS OF A SPECIFIC DOLLAR AMOUNT - We pay the amount due in equal monthly installments of a designated dollar amount until the remaining balance is less than the amount of one installment. The amount of each installment may not be less than $125 or more than $200 each year per $1,000 of the original amount due. If the person receiving these payments dies, we continue to make the remaining payments to the Beneficiary. Payments under this option are available on a fixed basis only. To determine the remaining balance at the end of any month, we decrease the balance at the end of the previous month by the amount of any installment paid during the month. We then apply, to the remainder, interest at a rate not less than 3.5% compounded annually. If the remaining balance at any time is less than the amount of one installment, we will pay the balance as the final payment under the option.


The Code may treat the election of Option 4 or Option 5 in the same manner as a surrender of the total account. For tax consequences of such treatment, see "Federal Income Tax Matters." In addition, the Code may not give tax-deferred treatment to subsequent earnings.

ALTERNATIVE AMOUNT UNDER FIXED LIFE ANNUITY OPTIONS - In the case of Fixed Annuity Payments under one of the first three Annuity Payment Options described above, we make a special election available. In that case, the Owner (or the Beneficiary, if the Owner has not elected a payment option) may elect monthly payments based on single payment immediate fixed annuity rates we offer at that time. This provision allows the Annuitant or other properly-designated payee to receive the fixed annuity purchase rate in effect for new single payment immediate annuity certificates, if it is more favorable.

In place of monthly payments, you may elect payments on a quarterly, semi-annual or annual basis. In that case, we determine the amount of each annuity payment on a basis consistent with that described above for monthly payments.

TRANSFERS

After the Annuity Commencement Date, the Annuitant or other properly-designated payee may make six transfers every Certificate Year among the available Divisions of the Separate Account or from the Divisions to a Fixed Annuity Payment Option. We will assess no charge for the transfer. We do not permit transfers from a Fixed to a Variable Annuity Payment Option. If a transfer causes the value in any Division to fall below $500, we reserve the right to transfer the remaining balance in that Division in the same proportion as the transfer request. We make transfers effective at the end of the Valuation Period in which we receive the Written transfer request at our Administrative Center. We reserve the right to terminate or restrict transfers at any time.


                                DEATH PROCEEDS

DEATH PROCEEDS BEFORE THE ANNUITY COMMENCEMENT DATE

The death proceeds described below are payable to the Beneficiary under the Certificate if any of the following events occurs before the Annuity Commencement Date:

        . the Annuitant dies, and no Contingent Annuitant has been named under a Non-Qualified Certificate;

        . the Annuitant dies, and we also receive proof of death of any named Contingent Annuitant; or

        . the Owner (including the first to die in the case of joint Owners) of a Non-Qualified Certificate dies, regardless of whether the deceased Owner was also the Annuitant. (However, if the Beneficiary is the Owner's surviving spouse, or the Owner's surviving spouse is a joint Owner, the surviving spouse may elect to continue the Certificate as described later in this section.)

If the deceased Owner was a joint Owner, we will pay the death proceeds to the surviving joint Owner. In this case, we will treat the surviving joint Owner as the Beneficiary, and we will not recognize any other designation of Beneficiary. However, joint Owners may provide written instructions to pay death proceeds in a different manner.


Before age 81, the death proceeds will equal the greater of:


        . the sum of all net purchase payments made (less any premium taxes we deducted previously and all prior partial withdrawals); or

        . the Owner's Account Value as of the end of the Valuation Period in which we receive, at our Administrative Center, proof of death and the Written request as to the manner of payment.

At age 81 and afterward, the death proceeds will equal the Account Value.

In all cases, we will deduct any applicable premium taxes.

We will pay the death proceeds to the Beneficiary as of the date the proceeds become payable. Such date is the end of the Valuation Period in which we receive:

        .  proof of the Owner's or Annuitant's death, and

        . a Written request from the Beneficiary specifying the manner of payment.

If the Owner has not already done so, the Beneficiary may, within 60 days after the date the death proceeds become payable, elect to receive the death proceeds as (1) a single sum or (2) in the form of one of the Annuity Payment Options provided in the Certificate. (See "Annuity Payment Options.") If we do not receive a request specifying the manner of payment, we will make a single payment, based on values we determine at that time.

If the Owner (including the first to die if there are joint Owners) under a Non-Qualified Certificate dies before the Annuity Commencement Date, we will distribute all amounts payable under the Certificate in accordance with the following rules:


        .  We will distribute all amounts:

           (a) within five years of the date of death, or

           (b) if the Beneficiary elects, as annuity payments, beginning within one year of the date of death and continuing over a period not extending beyond the life or life expectancy of the Beneficiary.

        . If the Beneficiary is the Owner's surviving spouse, the spouse may elect to continue the Certificate as the new Owner. If the original Owner was the Annuitant, the surviving spouse may also elect to become the new Annuitant. This election is also available to the surviving spouse who is a joint Owner, even if the surviving spouse is not the Beneficiary. In this case, we will treat the surviving spouse as the Beneficiary, and we will not recognize any other designation of Beneficiary.

        . If the Owner is not a natural person, these distribution requirements apply at the death of the primary Annuitant, within the meaning of the Code. Under a parallel section of the Code, similar requirements apply to retirement plans for which we issue Qualified Certificates.

Failure to satisfy the requirements described in this section may result in serious adverse tax consequences.

DEATH PROCEEDS AFTER THE ANNUITY COMMENCEMENT DATE

If the Annuitant dies on or after the Annuity Commencement Date, the amounts payable to the Beneficiary or other properly-designated payee are any continuing payments under the Annuity Payment Option in effect. (See "Annuity Payment Options.") In such case, the payee will:


        .  have all the remaining rights and powers under a Certificate, and

        .  be subject to all the terms and conditions of the Certificate.

Also, if the Annuitant dies on or after the Annuity Commencement Date, no previously named Contingent Annuitant can become the Annuitant.


If the payee under a Non-Qualified Certificate dies after the Annuity Commencement Date, we will distribute any remaining amounts payable under the terms of the Annuity Payment Option at least as rapidly as under the method of distribution in effect when the payee died. If the payee is not a natural person, this requirement applies upon the death of the primary Annuitant, within the meaning of the Code.

Under a parallel section of the Code, similar requirements apply to retirement plans for which we issue Qualified Certificates.

Failure to satisfy the requirements described in this section may result in serious adverse tax consequences.

PROOF OF DEATH

We accept the following as proof of any person's death:

        .  a certified death certificate;

        . a certified decree of a court of competent jurisdiction as to the finding of death;

        . a written statement by a medical doctor who attended the deceased at the time of death; or

        .  any other proof satisfactory to us.

Once we have paid the death proceeds, the Certificate terminates, and our obligations are complete.


                        CHARGES UNDER THE CERTIFICATES

PREMIUM TAXES

When applicable, we will deduct premium taxes imposed by certain states. We may deduct such amount either at the time the tax is imposed or later. We may deduct the amount as follows:

        .  from purchase payment(s) when received;

        .  from the Owner's Account Value at the time annuity payments begin;

        .  from the amount of any partial withdrawal; or

        . from proceeds payable upon termination of the Certificate for any other reason, including death of the Owner or Annuitant, or surrender of the Certificate.

If premium tax is paid, USL may reimburse itself for the tax when making the deduction under the second, third, and fourth items on the list, immediately above, by multiplying the sum of Purchase Payments being withdrawn by the applicable premium tax percentage.

Applicable premium tax rates depend upon the Owner's then-current place of residence. Applicable rates currently range from 0% to 3.5%. The rates are subject to change by legislation, administrative interpretations, or judicial acts. We will not make a profit on this charge.

TRANSFER CHARGES

We describe the charges to pay for the expense of making transfers under "Transfer, Automatic Rebalancing, Surrender and Partial Withdrawal of Owner Account Value - Transfers" and "Annuity Period and Annuity Payment Options - Transfers." These charges are not designed to yield a profit.

CHARGE TO THE SEPARATE ACCOUNT

We deduct from Separate Account assets a daily charge at an annualized rate of 0.40% (which we may change, but which will never exceed 0.66%) of the average daily net asset value of the Separate Account attributable to the Certificates. This charge (1) offsets administrative expenses and (2) compensates us for assuming mortality and expense risks under the Certificate. The 0.40% charge divides into 0.04% for administrative expenses and 0.36% for assumption of mortality and expense risk.

We do not expect to earn a profit on that portion of the charge that is for administrative expenses. However, we do expect to derive a profit from the portion that is for the assumption of mortality and expense risks. There is no necessary relationship between the amount of administrative charges deducted for a given Certificate and the amount of expenses actually attributable to that Certificate.


In assuming the mortality risk, we incur the risks that

        .  our actuarial estimate of mortality rates may prove erroneous,

        .  Annuitants will live longer than expected, and

        . more Owners or Annuitants than expected will die at a time when the death benefit we guarantee is higher than the net surrender value of their interests in the Certificates.

In assuming the expense risk, we incur the risk that the revenues from the expense charges under the Certificates (charges that we guarantee will not increase) will not cover our expense of administering the Certificates.

MISCELLANEOUS

Each Series pays charges and expenses out of its assets. The prospectus for each Series describes the charges and expenses.

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Certificates.


SYSTEMATIC WITHDRAWAL PLAN

You may make automatic partial withdrawals, at periodic intervals, through a systematic withdrawal program. Minimum payments are $100. You may choose from payment schedules of monthly, quarterly, semi-annual, or annual payments. You may start, stop, increase, or decrease payments. You may elect to (1) start withdrawals as early as 30 days after the issue date of the Certificate and (2) take withdrawals from the Fixed Account or any Division. Systematic withdrawals are subject to the terms and conditions applicable to other partial withdrawals.

REDUCTION IN ADMINISTRATIVE EXPENSE CHARGE

We may reduce the Administrative Expense Charge imposed under certain Qualified Certificates for employer-sponsored plans. Any such reductions will reflect differences in costs or services and will not be unfairly discriminatory as to any person. Differences in costs and services result from factors such as reduced sales expenses or administrative efficiencies relating to serving a large number of employees of a single employer and functions assumed by the employer that we otherwise would have to perform.

                       OTHER ASPECTS OF THE CERTIFICATES

Only an officer of USL can agree to change or waive the provisions of any Certificate. The Certificates are non-participating, which means they are not entitled to share in any dividends, profits or surplus of USL.

OWNERS, ANNUITANTS, AND BENEFICIARIES; ASSIGNMENTS

You, as the Owner of a Certificate, will be the same as the Annuitant, unless you choose a different Annuitant when you purchase a Certificate. In the case of joint ownership, both Owners must join in the exercise of any rights or privileges under the Certificate. You choose the Annuitant and any Contingent Annuitant in the application for a Certificate and may not change that choice.


You choose the Beneficiary and any Contingent Beneficiary when you purchase a Certificate. You may change a Beneficiary or Contingent Beneficiary before the Annuity Commencement Date, while the Annuitant is still alive. The payee may make this change after the Annuity Commencement Date.

We will make any designation of a new Beneficiary or Contingent Beneficiary effective as of the date it is signed. However, the change in designation will not affect any payments we make or action we take before we receive the Written request. We also need the Written consent of any irrevocably-named Beneficiary or Contingent Beneficiary before we make a change. Under certain retirement programs, the law may require spousal consent to name or change a Beneficiary to a person other than the spouse. We are not responsible for the validity of any designation of a Beneficiary or Contingent Beneficiary.

If the Beneficiary or Contingent Beneficiary is not living at the time we are to make any payment, you as the Owner will be the Beneficiary. If you are not then living, your estate will be the Beneficiary.

In the case of joint ownership, we will treat the surviving joint Owner as the Beneficiary upon the death of a joint Owner. We will not recognize any other designation of Beneficiary, unless joint Owners provide written instructions to pay death proceeds in a different manner.

Owners and other payees may assign their rights under Qualified Certificates only in certain narrow circumstances referred to in the Certificates. Owners and other payees may assign their rights under Non-Qualified Certificates, including their ownership rights. We take no responsibility for the validity of any assignment. Owners must make a change in ownership rights in Writing and send a copy to our Administrative Center. We will make the change effective on the date it was made. However, we are not bound by a change until the date we record it. The rights under a Certificate are subject to any assignment of record at our Administrative Center. An assignment or pledge of a Certificate may have adverse tax consequences. (See "Federal Income Tax Matters.")

REPORTS

We will mail to Owners (or anyone receiving payments following the Annuity Commencement Date), any reports and communications required by applicable law. We will mail to the last known address of record. You should give us prompt written notice of any address change.

RIGHTS RESERVED BY US

Upon notice to the Owner, we may modify a Certificate to the extent necessary in order to:

        .  reflect a change in the Separate Account or any Division;

        .  create new separate accounts;

        . operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law;

        . transfer any assets in any Division to another Division, to one or more separate accounts, or to the Fixed Account;

        . add, combine or remove Divisions in the Separate Account, or combine the Separate Account with another separate account;

        .  add, restrict or remove Guarantee Periods of the Fixed Account;

        .  make any new Division available to you on a basis we determine;

        . substitute, for the shares held in any Division, the shares of another Series or the shares of another investment company or any other investment permitted by law;

        . make any changes required by the Code or by any other law, regulation or interpretation in order to continue treatment of the Certificate as an annuity;

        . commence deducting premium taxes or adjust the amount of premium taxes deducted in accordance with state law that applies; or

        .  make any changes required to comply with the rules of any Series.

When required by law, we will obtain (1) your approval of changes and (2) the approval of any appropriate regulatory authority.

PAYMENT AND DEFERMENT

We will normally pay amounts surrendered or withdrawn from a Certificate within seven calendar days after the end of the Valuation Period in which we receive the Written surrender or withdrawal request at our Administrative Center. A Beneficiary may request the manner of payment of death proceeds within 60 days after the death proceeds become payable. If we do not receive a Written request specifying the manner of payment, we will pay the death benefit as a single sum, normally within seven calendar days after the end of the Valuation Period that contains the last day of the 60 day period. We reserve the right, however, to defer payments or transfers out of the Fixed Account Value for up to six months. Also, we reserve the right to defer payment of that portion of your Account Value that is attributable to a purchase payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Finally, we reserve the right to defer payment of any surrender, annuity payment, or death proceeds out of the Variable Account Value if:

        . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("SEC");

        . the SEC determines that an emergency exists, as a result of which disposal of securities held in a Division is not reasonably practicable or it is not reasonably practicable to fairly determine the Variable Account Value; or

        .  the SEC by order permits the delay for the protection of Owners.

We may also postpone transfers and allocations of Account Value among the Divisions and the Fixed Account under these circumstances.


                          FEDERAL INCOME TAX MATTERS

GENERAL

We cannot comment on all of the federal income tax consequences associated with the Certificates. Federal income tax law is complex. Its application to a particular person may vary according to facts peculiar to the person. Consequently, we do not intend for you to take this discussion as tax advice. You should consult with a competent tax adviser before purchasing a Certificate.

We base this discussion on our understanding of the law, regulations and interpretations existing on the date of this Prospectus. Congress, in the past, has enacted legislation changing the tax treatment of annuities in both the Qualified and the Non-Qualified markets and may do so again in the future. The Treasury Department may issue new or amended regulations or other interpretations of existing tax law. The courts may also interpret the tax law in ways that affect the tax treatment of annuities. Any such change could have a retroactive effect. We suggest that you consult your legal or tax adviser on these issues.

The discussion does not address federal estate and gift tax, social security tax, or any state or local tax consequences associated with the Certificates.

NON-QUALIFIED CERTIFICATES

Purchase Payments. Purchasers of a Certificate that does not qualify for special tax treatment and is "Non-Qualified" may not deduct from their gross income the amount of purchase payments made.

Tax Deferral Before Annuity Commencement Date. Owners who are natural persons are not taxed currently on (1) increases in their Account Value resulting from interest earned in the Fixed Account, or (2) the investment experience of the Separate Account so long as the Separate Account complies with certain diversification requirements. These requirements mean that the Separate Account must invest in Series that are "adequately diversified" in accordance with Treasury Department regulations. We do not control the Series, but we have received commitments from the investment advisers to the Series to use their best efforts to operate the Series in compliance with these diversification requirements. A Certificate investing in a Series that failed to meet the diversification requirements would subject Owners to current taxation of income in the Certificate for the period of such diversification failure (and any subsequent period). Income means the excess of the Account Value over the Owner's investment in the Certificate (discussed below).

Control over allocation of values among different investment alternatives may cause Owners or persons receiving annuity payments to be treated as the owners of the Separate Account's assets for tax purposes. However, current regulations do not provide guidance as to how to avoid this result. We reserve the right to amend the Certificates in any way necessary to avoid this result. The Treasury Department has stated that it may establish standards through regulations or rulings. These standards may apply only prospectively, although they could apply retroactively if the Treasury Department considers the standards not to reflect a new position.

Owners that are not natural persons -- that is, Owners such as corporations -- are taxed currently on annual increases in their Account Value, unless an exception applies. Exceptions apply for, among other things, Owners that are not natural persons but that hold a Certificate as an agent for a natural person.

Taxation of Annuity Payments.   Part of each annuity payment received after the
Annuity Commencement Date is excludible from gross income.

In the case of Fixed Annuity Payments, the excludible portion is found by multiplying:

        .  the amount paid, by

        . the ratio of the investment in the Certificate (discussed below) to the expected return under the Fixed Annuity Payment Option.

In the case of Variable Annuity Payments, the excludible portion is the investment in the Certificate divided by the number of expected payments.

In both cases, the remaining portion of each annuity payment, and all payments made after the investment in the Certificate has been reduced to zero, are included in the payee's income. Should annuity payments stop on account of the death of the Annuitant before the investment in the Certificate has been fully paid out, the payee is allowed a deduction for the unpaid amount. If the payee is the Annuitant, the deduction is taken on the final tax return. If the payee is a Beneficiary, that Beneficiary may receive the balance of the total investment as payments are made or on the Beneficiary's final tax return. An Owner's "investment in the Certificate" is the amount equal to the portions of purchase payments made by or on behalf of the Owner that have not been excluded or deducted from the individual's gross income, less amounts previously received under the Certificate that were not included in income.

Taxation of Partial Withdrawals and Total Surrenders. Partial withdrawals from a Certificate are includible in income to the extent that the Owner's Account Value exceeds the investment in the Certificate. In the event you surrender a Certificate in its entirety, the amount of your investment in the

Certificate is excludible from income, and any amount you receive in excess of your investment in the Certificate is includible in income. All annuity contracts or Certificates we issue to the same Owner during any calendar year are aggregated for purposes of determining the amount of any distribution that is includible in gross income.

Penalty Tax on Premature Distributions. In the case of such a distribution, there may be imposed a federal tax penalty equal to 10% of the amount treated as taxable income. The penalty tax will not apply, however, to distributions:

        .  made on or after the recipient reaches age 59 1/2,

        .  made on account of the recipient's becoming disabled,

        . that are made after the death of the Owner before the Annuity Commencement Date or of the payee after the Annuity Commencement Date (or if such person is not a natural person, that are made after the death of the primary Annuitant, as defined in the Code); or

        . that are part of a series of substantially equal periodic payments made at least annually over the life (or life expectancy) of the Annuitant or the joint life (or joint life expectancies) of the Annuitant and the Beneficiary, provided such payments are made for a minimum of 5 years and the distribution method is not changed before the recipient reaches age 59 1/2 (except in the case of death or disability).

Premature distributions may result for example, from the following:

        .  an early Annuity Commencement Date,

        .  an early surrender,

        . partial withdrawal from a Certificate, including a partial withdrawal under a systematic withdrawal plan,

        .  assignment of a Certificate, or

        . the early death of an Annuitant, unless the third clause listed above involving the death of the Owner, applies.

Payment of Death Proceeds. Special rules apply to the distribution of any death proceeds payable under the Certificate. (See "Death Proceeds.")

Assignments and Loans. An assignment, loan, or pledge under a Non-Qualified Certificate is taxed in the same manner as a partial withdrawal, as described above. Repayment of a loan or release of an assignment or pledge is treated as a new purchase payment.

Individual Retirement Annuities ("IRAs")

Purchase Payments. Individuals who are not active participants in a tax-qualified retirement plan may, in any year, deduct from their taxable income purchase payments for an IRA equal to the lesser of

$2,000 or 100% of the individual's earned income. In the case of married individuals filing a joint return, the deduction will, in general, be the lesser of $4,000 or 100% of the combined earned income of both spouses, reduced by any deduction for an IRA purchase payment allowed to the spouse. Single persons who participate in a tax-qualified retirement plan and who have adjusted gross income not in excess of $31,000 may fully deduct their IRA purchase payments. Those who have adjusted gross income in excess of $41,000 will not be able to deduct purchase payments. For those with adjusted gross income in the range between $31,000 and $41,000, the deduction decreases to zero, based on the amount of income. Beginning in 2000, that income range will increase, as follows:

---------------------------------------------------------------------------------------------------------------------
      2000                       2001                2002                2003             2004          2005 and
                                                                                                       thereafter
---------------------------------------------------------------------------------------------------------------------
     $32,000                  $33,000             $34,000             $40,000             $45,000        $50,000
       to                        to                  to                  to                  to             to
     $42,000                  $43,000             $44,000             $50,000             $55,000        $60,000
---------------------------------------------------------------------------------------------------------------------

Similarly, the otherwise deductible portion of an IRA purchase payment will be phased out, in the case of married individuals filing joint tax returns, with adjusted gross income between $51,000 and $61,000, and in the case of married individuals filing separately, with adjusted gross income between $0 and $10,000. (A husband and wife who file separate returns and live apart at all times during the taxable year are not treated as married individuals.) Beginning in 2000, the income range over which the otherwise deductible portion of an IRA purchase payment will be phased out for married individuals filing joint tax returns will increase as follows:

 ----------------------------------------------------------------------------------------------------------------------
 2000           2001            2002            2003            2004            2005            2006        2007 and
                                                                                                            thereafter
----------------------------------------------------------------------------------------------------------------------
$52,000       $53,000         $54,000         $60,000         $65,000         $70,000         $75,000        $ 80,000
  t0             to              to              to              to              to              to              to
$62,000       $63,000         $64,000         $70,000         $75,000         $80,000         $85,000        $100,000
----------------------------------------------------------------------------------------------------------------------


A married individual filing a joint tax return, who is not an active participant in a tax-qualified retirement plan, but whose spouse is an active participant in such a plan, may, in any year, deduct from his or her taxable income purchase payments for an IRA equal to the lesser of $2,000 or 100% of the individual's earned income. For the individual, the adjusted gross income range over which the otherwise deductible portion of an IRA purchase payment will be phased out is $150,000 to $160,000.

Tax Free Rollovers.  Amounts may be transferred, in a tax-free rollover, from
(1) a tax-qualified plan to an IRA or (2) from one IRA to another IRA if, the transfer meets certain conditions. All taxable distributions ("eligible rollover distributions") from tax-qualified plans are eligible to be rolled over with the exception of:

        .  annuities paid over a life or life expectancy,

        .  installments for a period of ten years or more; and

        .  required minimum distributions under section 401(a)(9) of the Code.

Rollovers may be accomplished in two ways. First, we may pay an eligible rollover distribution directly to an IRA (a "direct rollover"). Second, we may pay the distribution directly to the Annuitant and then, within 60 days of receipt, the Annuitant may roll the amount over to an IRA. However, any amount that was not distributed as a direct rollover will be subject to 20% income tax withholding.

Distributions from an IRA. Amounts received under an IRA as annuity payments, upon partial withdrawal or total surrender, or on the death of the Annuitant, are included in the Annuitant's or other recipients' income. If nondeductible purchase payments have been made, a pro rata portion of such distributions may not be includible in income. A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the Annuitant reaches age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include:

        . distributions that are part of a series of substantially equal periodic payments made at least annually over the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and the Beneficiary; provided such payments are made for a minimum of five years and the distribution method is not changed before the recipient reaches age 59 1/2 (except in the case of death or disability),

        . distributions for medical expenses in excess of 7.5% of the Annuitant's adjusted gross income and withdrawals for medical insurance (without regard to the 7.5% AGI floor) if the individual has received unemployment compensation under federal or state law for at least 12 consecutive weeks under certain conditions,

        . distributions for qualified first-time home purchases for the individual, a spouse, children, grandchildren, or ancestor of the individual or the individual's spouse, subject to a $10,000 lifetime maximum; and

        . distributions for higher education expenses for the individual, a spouse, children, or grandchildren.

Distributions of minimum amounts required by the Code must commence by April 1 of the calendar year following the calendar year in which the Annuitant reaches age 70 1/2 or retires (whichever is later). Additional distribution rules apply after the death of the Annuitant. These rules are similar to those governing distributions on the death of an Owner (or other payee during the Annuity Period) under a Non-Qualified Certificate. (See "Death Proceeds.") Failure to comply with the minimum distribution rules will result in a penalty tax of 50% of the amount by which the minimum distribution required exceeds the actual distribution.

ROTH IRAS

Individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to $2,000 per year. This permitted contribution is phased out for adjusted gross income between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRAs and non-Roth IRAs.

An individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. There are no similar limitations on rollovers from a Roth IRA to another Roth IRA.

Qualified distributions from Roth IRAs are entirely tax-free. A qualified distribution requires that (1) the individual has held the Roth IRA for at least five years, and (2) the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as qualified first-time home purchase. Qualified Distributions for a qualified first-time home purchase, are subject to a $10,000 lifetime maximum for the individual, a spouse, child, grandchild, or ancestor of such individual or the individual's spouse.

SIMPLIFIED EMPLOYEE PENSION PLANS

Eligible employers may establish an IRA plan known as a simplified employee pension plan ("SEP"), if certain requirements are met. An employee may make contributions to a SEP in accordance with the rules applicable to IRAs discussed above. Employer contributions to an employee's SEP are deductible by the employer and are not currently includible in the taxable income of the employee, provided that total employer contributions do not exceed the lesser of 15% of an employee's compensation or $30,000.

SIMPLE RETIREMENT ACCOUNTS

Eligible employers may establish an IRA plan known as a simple retirement account ("SRA"), if they meet certain requirements. Under an SRA, the employer contributes elective employee compensation deferrals up to a maximum of $6,000 a year to the employee's SRA. The employer must, in general, make a fully vested matching contribution for employee deferrals up to a maximum of 3% of compensation.

OTHER QUALIFIED PLANS

Purchase Payments. Purchase payments made by an employer under a pension, profit sharing, or annuity plan qualified under section 401 or 403(a) of the Code, not in excess of certain limits, are deductible by the employer. The purchase payments are also excluded from the current income of the employee.

Distributions Before the Annuity Commencement Date. Purchase payments includible in an employee's taxable income (less any amounts previously received that were not includible in the employee's taxable income) represent the employee's "investment in the Certificate." Amounts received before the Annuity Commencement Date under a Certificate in connection with a section 401 or 403(a) plan are generally allocated on a pro-rata basis between the employee's investment in the Certificate, and other amounts. A lump-sum distribution will not be includible in income in the year of distribution if the employee transfers, within 60 days of receipt, all amounts received (less the employee's investment in the Certificate), to another tax-qualified plan, to an individual retirement account or an IRA in accordance with the rollover rules under the Code.

However, any amount that is not distributed as a direct rollover will be subject to 20% income tax withholding. (See "Tax Free Rollovers.") Special tax treatment may be available, for tax years beginning before December 31, 1999, in the case of certain lump-sum distributions that are not rolled over to another plan or IRA.

A 10% penalty tax is imposed on the amount includible in gross income from distributions that occur before the employee reaches age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are:

        . part of a series of substantially equal periodic payments made at least annually beginning after the employee separates from service and made over the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and the Beneficiary, provided such payments are made for at least 5 years and the distribution method is not changed before the recipient reaches age 59 1/2 (except in the case of death or disability),

        . made after the employee's separation from service on account of early retirement after attaining age 55,

        . made to pay for qualified higher education or first-time home buyer expenses,

        . made to an alternate payee pursuant to a qualified domestic relations order, if the alternate payee is the spouse or former spouse of the employee; or

        . distributions for medical expenses in excess of 7.5% of the Annuitant's adjusted gross income and withdrawals for medical insurance (without regard to the 7.5% AGI floor) if the individual has received unemployment compensation under federal or state law for at least 12 consecutive weeks under certain conditions.

Annuity Payments.  A portion of annuity payments received under Certificates for section 401 and 403(a) plans after the Annuity Commencement Date may be excludible from the employee's income, in the manner discussed above, in connection with Variable Annuity Payments, under "Non-Qualified Certificates - Taxation of Annuity Payments." The difference is that, here, the number of expected payments is determined under a provision in the Code. Distributions of minimum amounts required by the Code generally must commence by April 1 of the calendar year following the calendar year in which the employee reaches age 70 1/2 (or retires, if later). Failure to comply with the minimum distribution rules will result in a penalty tax of 50% of the amount by which the minimum distribution required exceeds the actual distribution.

Self-Employed Individuals. Various special rules apply to tax-qualified plans established by self-employed individuals.

PRIVATE EMPLOYER UNFUNDED DEFERRED COMPENSATION PLANS

Purchase Payments. Private taxable employers may establish unfunded, Non-Qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. To avoid current taxation these benefits must be subject to a substantial risk of forfeiture.

These types of programs allow individuals to defer (1) receipt of up to 100% of compensation that would otherwise be includible in income, and (2) payment of federal income taxes on the amounts.

Deferred compensation plans represent a contractual promise on the part of the employer to pay current compensation at some future time. The Certificate is owned by the employer and is subject to the claims of the employer's creditors. The individual has no right or interest in the Certificate and is entitled only to payment from the employer's general assets in accordance with plan provisions. Purchase payments are not currently deductible by the employer until benefits are included in the taxable income of the employee.

Taxation of Distributions. Amounts that an individual receives from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

FEDERAL INCOME TAX WITHHOLDING AND REPORTING

Amounts distributed from a Certificate, to the extent includible in taxable income, are subject to federal income tax withholding.

In some cases, if you own more than one Qualified annuity contract, the contracts may be considered together to determine whether the federal tax law requirement for minimum distributions after age 70 1/2, or retirement in appropriate circumstances, has been satisfied. You may rely on distributions from another annuity contract or certificate to satisfy the minimum distribution requirement under a Qualified Certificate we issued. However, you must sign a waiver releasing us from any liability to you for not calculating and reporting the amount of taxes and penalties payable for failure to make required minimum distributions under the Certificate.

TAXES PAYABLE BY USL AND THE SEPARATE ACCOUNT

USL is taxed as a life insurance company under the Code. The operations of the Separate Account are part of the total operations of USL and are not taxed separately. Under existing federal income tax laws, USL is not taxed on investment income derived by the Separate Account (including realized and unrealized capital gains) with respect to the Certificates. USL reserves the right to allocate to the Certificates any federal, state or other tax liability that may result in the future from maintenance of the Separate Account or the Certificates.

Certain Series may elect to pass through to USL any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to USL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld that the Series will also pass through. These credits may provide a benefit to USL.


                           DISTRIBUTION ARRANGEMENTS

Individuals who sell the Certificates will be licensed by state insurance authorities as agents of USL. The individuals will also be registered representatives of (1) American General Securities Incorporated ("AGSI"), the principal underwriter of the Certificates, or (2) other broker-dealer firms. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation. AGSI and any non-exempt broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc.

AGSI is an affiliate of USL. AGSI's principal business address is 2727 Allen Parkway, Houston, Texas 77019-2191. USL offers the Certificates on a continual basis. USL does not pay any compensation for distribution of the Certificates.


                              SERVICES AGREEMENTS

American General Life Companies ("USLC") is party to a general services agreement with USL. AGLC, an affiliate of USL, is a corporation incorporated in Delaware on November 24, 1997. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under this agreement, AGLC provides services to USL, including most of the administrative, data processing, systems, customer services, product development, actuarial, auditing, accounting and legal services for USL and the Certificates.

USL has entered into administrative services agreements with the advisers or managers for the mutual funds that offer shares to the Divisions. USL receives fees for the administrative services it performs. These fees do not result in any additional charges under the Certificates that are not described under "Charges under the Certificates."


                                 LEGAL MATTERS

We are not involved in any legal matters about the Separate Account that would be considered material to the interests of Owners. Pauletta P. Cohn, Esquire, Associate General Counsel of AGLC has passed upon the legality of the Certificates described in this Prospectus. Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised USL on certain federal securities law matters.


                           YEAR 2000 CONSIDERATIONS

Internal Systems. USL's ultimate parent, American General Corporation (AGC), has numerous technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts are being undertaken by its key business units with centralized oversight. Each business unit, including USL, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.

While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of our information technology and non-information technology systems; (2) assess which items in the inventory may expose us to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century as they do currently; and (5) return the systems to operations. As of December 31, 1998, substantially all of our critical systems are Year 2000 ready and have been returned to operations. However, activities (3) through (5) for certain systems are ongoing, with vendor upgrades expected to be received during the first half of 1999.

Third Party Relationships. We have relationships with various third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) USL and include organizations with which we exchange information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that we exercise less, or no, control over Year 2000 readiness. We developed a plan to assess and attempt to reduce the risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of December 31, 1998, AGC has identified and assessed approximately 700 critical third party dependencies, including those relating to USL. A more detailed evaluation will be completed during first quarter 1999 as part of our contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, our testing activities will extend through 1999.

Contingency Plans. USL and its affiliates have commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk; (2) determine the probability of a Year 2000-related failure for those processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and (4) complete the applicable action plans. We are currently developing contingency plans and expect to substantially complete all contingency planning activities during the second quarter of 1999.

Risks and Uncertainties. Based on our plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency actions, we believe that we will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on USL's future results of operations, liquidity, or financial condition. However, due to the size and complexity of this project, risks and uncertainties exist, and we cannot predict a most reasonably likely worst case scenario. If conversion of our internal systems is not completed on a timely basis (due to non-performance by significant third-party vendors, lack of qualified personnel to perform the Year 2000 work, or other unforeseen circumstances in completing our plans), or if critical third parties fail to achieve Year 2000 readiness on a timely basis, the Year 2000 issues could have a material adverse impact on our operations following the turn of the century.

Costs. Through December 31, 1998, USL has incurred, and anticipates that it will continue to incur, costs for internal staff, third-party vendors, and other expenses to achieve Year 2000 readiness. The cost of activities related to Year 2000 readiness has not had a material adverse effect on our results of operations or financial condition. In addition, we have elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans.
Costs of the replacement systems are not passed to Divisions of the Separate Account.

                           OTHER INFORMATION ON FILE

We have filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 for the Certificates described in this Prospectus. We have not included all of the information in the Registration Statement and its exhibits. Statements contained in this Prospectus concerning the group master contract, Certificates and other legal instruments are intended to be summaries. For a complete statement of their terms, you should refer to the documents that we filed with the Securities and Exchange Commission.

We will send you a Statement on request without charge. Its contents are as follows:


                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

General Information.....................................................    2
Regulation and Reserves.................................................    2
Independent Auditors....................................................    4
Services................................................................    4
Principal Underwriter...................................................    4
Annuity Payments........................................................    5
  Gender of Annuitant...................................................    5
  Misstatement of Age or  Gender and Other Errors.......................    5
Change of Investment Adviser or Investment Policy.......................    5
Performance Data for the Divisions......................................    5
  Average Annual Total Return Calculations..............................    5
  Cumulative Total Return Calculations..................................    6
  Hypothetical Performance..............................................    6
  Money Market Division Yield and Effective Yield Calculations..........    7
  Performance Comparisons...............................................    8
Effect of Tax-Deferred Accumulation.....................................    9
Financial Statements....................................................   10
Index to Financial Statements...........................................   11

                   THE UNITED STATES LIFE INSURANCE COMPANY
                            IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VA-R

                              SELECT RESERVE(SM)

                         FLEXIBLE PAYMENT VARIABLE AND
                   FIXED GROUP DEFERRED ANNUITY CERTIFICATES

                                   OFFERED BY

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                             ADMINISTRATIVE CENTER

                    P.O. BOX 1401, HOUSTON, TEXAS 77251-1401
                                1-800-246-1924

                      STATEMENT OF ADDITIONAL INFORMATION

                              Dated July 1, 1999

This Statement of Additional Information ("Statement") is not a prospectus. You should read it with the Prospectus for The United States Life Insurance Company in the City of New York Separate Account USL VA-R (the "Separate Account"), dated July 1, 1999, concerning flexible payment variable and fixed group deferred annuity Select Reserve(SM) certificates (the "Certificates"). The Separate Account invests in certain Series of the:

        .  American General Series Portfolio Company,

        .  Hotchkis and Wiley Variable Trust,

        .  LEVCO Series Trust,

        .  Navellier Variable Insurance Series Fund, Inc.,

        .  OFFITBANK Variable Insurance Fund, Inc.,

        .  Royce Capital Fund, and

        .  Wright Managed Blue Chip Series Trust.

You can obtain a copy of the Prospectus for the Certificates and any Prospectus supplements by contacting The United States Life Insurance Company in the City of New York ("USL") at the address or telephone numbers given above. You have the option of receiving benefits on a fixed basis through USL's Fixed Account or on a variable basis through USL's Separate Account. Terms have the same meaning in this Statement that they do in the Prospectus under the heading "Definitions."


                               TABLE OF CONTENTS

General Information................................................... 2
Regulation and Reserves............................................... 2
Independent Auditors.................................................. 4
Services.............................................................. 4
Principal Underwriter................................................. 4
Annuity Payments...................................................... 5
  Gender of Annuitant................................................. 5
  Misstatement of Age or  Gender and Other Errors..................... 5
Change of Investment Adviser or Investment Policy..................... 5
Performance Data for the Divisions.................................... 5
  Average Annual Total Return Calculations............................ 5
  Cumulative Total Return Calculations................................ 6
  Hypothetical Performance............................................ 6
  Money Market Division Yield and Effective........................... 7
     Yield Calculations............................................... 7
  Performance Comparisons............................................. 8
Effect of Tax-Deferred Accumulation................................... 9
Financial Statements..................................................10
Index to Financial Statements.........................................11


                              GENERAL INFORMATION

USL is a stock life insurance company established under the laws of the state of New York. The Company is a wholly-owned subsidiary of USLIFE Corporation, which in turn is a wholly-owned subsidiary of AGC Life Insurance Company, a Missouri corporation ("AG Missouri"). It is engaged primarily in the life insurance business and annuity business. AG Missouri, in turn, is a wholly-owned subsidiary of American General Corporation, a Texas holding corporation engaged primarily in the insurance business.


                            REGULATION AND RESERVES

USL is subject to regulation and supervision by the State of New York, where it is licensed to do business. This regulation covers a variety of areas, including:

        .   benefit reserve requirements,

        .   adequacy of insurance company capital and surplus,

        .   various operational standards, and

        .   accounting and financial reporting procedures.

USL's operations and accounts are subject to periodic examination by insurance regulatory authorities.

Under most insurance guaranty fund laws, a state can assess insurers doing business in the state for covered insurance contract losses incurred by insolvent companies. State laws set limits for these assessments. However, USL cannot reasonably estimate the amount of any future assessments of USL under these laws. Most states have the authority to excuse or defer an assessment, if it would threaten an insurer's own financial strength. The Account Value held in the Separate Account may not be covered by insurance guaranty fund laws. The Account Value held in the Fixed Account is covered by the insurance guaranty fund laws.

The federal government generally has not directly regulated the business of insurance. However, federal initiatives often have an impact on the business in a variety of ways. Federal measures that may adversely affect the insurance business include:

        .   employee benefit regulation,

        . tax law changes affecting the taxation of insurance companies or of insurance products,

        . changes in the relative desirability of various personal investment vehicles, and

        . removal of impediments on the entry of banking institutions into the business of insurance.

Also, both the executive and legislative branches of the federal government are considering various insurance regulatory matters. This could ultimately result in direct federal regulation of some aspects of the insurance business. USL cannot predict whether this will occur or, if it does, what the effect on USL would be.

State insurance law requires USL to carry reserves on its books, as liabilities, to meet its obligations under outstanding insurance contracts. USL bases these reserves on assumptions about future claims experience and investment returns, among other things.

Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including the Certificates, if USL were to incur claims or expenses at rates significantly higher than expected. This might happen, for example, due to a spread of acquired immune deficiency syndrome or other infectious diseases or catastrophes, or significant unexpected losses on its investments.


                             INDEPENDENT AUDITORS

The 1998 financial statements of USL included in this Statement were audited by Ernst & Young LLP, independent auditors, as set forth in their reports, appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Ernst & Young LLP is located at 787 Seventh Avenue, New York, New York 10019. The financial statements of USL for the three months ended March 31, 1999, included in this Statement, have not been audited.


                                   SERVICES

USL and American General Life Companies ("AGLC") are parties to a services agreement. Most of the affiliated companies within the American General Corporation holding company system, including certain life insurance companies, are also parties to a similar agreement. AGLC is a corporation incorporated in Delaware on November 24, 1997, with its home office located at 2727-A Allen Parkway, Houston, Texas 77019. AGLC provides shared services to USL and certain other life insurance companies at cost. These services include data processing, systems, customer services, product development, actuarial, auditing, accounting, and legal. USL did not pay any fees to AGLC in 1998, because AGLC performed no services under the agreement.


                             PRINCIPAL UNDERWRITER

American General Securities Incorporated ("AGSI") is the principal underwriter for the Certificates. AGSI also serves as principal underwriter to American General Life Insurance Company of New York's Separate Account E, as well as to AGL's Separate Account A, Separate Account D, and Separate Account VL-R, all of which are unit investment trusts registered under the Investment Company Act of 1940. AGSI, a Texas corporation, is a wholly-owned subsidiary of AGL and a member of the National Association of Securities Dealers, Inc.

As principal underwriter for the Separate Account, AGSI received no compensation from USL for any of the past three fiscal years.

USL offers the securities under the Certificates on a continuous basis.


                                   ANNUITY PAYMENTS

GENDER OF ANNUITANT

When annuity payments are based on life expectancy, the amount of each annuity payment ordinarily will be higher if the Annuitant or other measuring life is a male, as compared with a female, under an otherwise identical Certificate. This is because, statistically, females tend to have longer life expectancies than males.

However, Montana, and certain other jurisdictions, do not permit differences in annuity payment rates between males and females.

In addition, employers should be aware that, under most employer-sponsored plans, the law prohibits Certificates that make distinctions based on gender. Under these plans, USL will make available Certificates with no such differences.

MISSTATEMENT OF AGE OR GENDER AND OTHER ERRORS

If the age or gender of an Annuitant has been misstated to us, any amount payable will be the amount that the purchase payments paid would have purchased at the correct age and gender. If we made any overpayments because of incorrect information about age or gender or any error or miscalculation, we will deduct the overpayment from the next payment or payments due. We will add any underpayments to the next payment. We will credit or charge the amount of any adjustment with interest at the assumed interest rate used in the Certificate's annuity tables.


               CHANGE OF INVESTMENT ADVISER OR INVESTMENT POLICY

Unless otherwise permitted by law or regulation, no Series may change the investment adviser to any Series or any investment policy without the consent of the shareholders. If required, we will file approval of or change of any investment objective with the insurance department of each state where a Certificate has been delivered. We will notify you (or, after annuity payments start, the payee) of any material investment policy change that we have approved. We will also notify you of any investment policy change before its implementation by the Separate Account, if the change requires your comment or vote.


                      PERFORMANCE DATA FOR THE DIVISIONS

We may quote investment results for the available Divisions of Separate Account USL VA-R from time to time. These results will not be an estimate or guarantee of future investment performance. Nor will they represent the actual experience of amounts invested by a particular Owner. We will carry performance figures to the nearest one-hundredth of one percent. We may include in the figures the effect of voluntary fee waivers and expense reimbursements to the Funds from their investment adviser and administrator.

AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

Each Division may advertise its average annual total return. We calculate each Division's average annual total return quotation under the following standard method that the Securities and Exchange Commission ("SEC") prescribes:


        . We take a hypothetical $1,000 investment in the Division's Accumulation Units on the first day of the period at the maximum offering price. This figure is the Accumulation Unit Value per unit ("initial investment").

        . We calculate the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value reflects the effect of all recurring charges and fees applicable under the Certificate to all Owner accounts. Recurring charges and fees include the

            Mortality and Expense Risk Charge and the Administrative Expense Charge. We do not reflect any premium taxes in the calculation.

        .   We divide the redeemable value by the initial investment.

        . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

CUMULATIVE TOTAL RETURN CALCULATIONS

Each Division may also advertise cumulative total return performance.
Cumulative total return performance is the compound rate of return on a hypothetical initial investment of $1,000 in each Division's Accumulation Units on the first day of the period at the maximum offering price. This figure is the Accumulation Unit value per unit ("initial investment"). Cumulative total return figures (and the related "Growth of a $1,000 Investment" figures set forth below) do not include the effect of any premium taxes. Cumulative total return figures reflect changes in Accumulation Unit value. We calculate these quotations by finding the cumulative rates of return of the hypothetical initial investment over various periods, according to the following formula, and then expressing those rates as a percentage:

                                   C = (ERV/P) - 1
Where:
C =     cumulative total return

P =     a hypothetical initial investment of $1,000

ERV = ending redeemable value at the end of the applicable period of a hypothetical $1,000 investment made at the beginning of the applicable period.

HYPOTHETICAL PERFORMANCE

Each Division may advertise hypothetical performance, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Series in which the Division invests pre-dates the effective date of the Division. The tables below provide hypothetical performance information for the available Divisions of the Separate Account based on the actual historical performance of the corresponding Series in which each of these Divisions invests. This information reflects all actual charges and deductions of these Series and the Separate Account that hypothetically would have been made if the Separate Account invested assets under the Certificates in these Series for the periods indicated.

All of the actual historical performance of the corresponding Series, as of the date of this Statement, predates the effective date of the Division investing in that Series. The tables below will be revised, in future Statements, to show actual annual historical performance that occurs after the effective date of a Division.

              Hypothetical Historical Average Annual Total Returns
                          (Through December 31, 1998)

                                                                                     Since
                                                                                     Series
Investment Division                       One Year    Five Years/1/  Ten Years/1/  Inception/2/
-------------------                       --------    ------------   -----------   ------------
Hotchkis and Wiley Equity Income VIP        N/A           N/A           N/A            (8.31)%
Hotchkis and Wiley Low Duration VIP         N/A           N/A           N/A             5.18 %
LEVCO Equity Value                         15.52%         N/A           N/A            11.29 %
Navellier Growth                            N/A           N/A           N/A            14.21 %
OFFITBANK VIF-Emerging Markets           (16.70)%         N/A           N/A            (3.02)%
OFFITBANK VIF-High Yield                   3.89 %         N/A           N/A             9.46 %
OFFITBANK VIF-Total Return                  N/A           N/A           N/A             2.97 %
OFFITBANK VIF-U.S. Gov. Securities/3/       N/A           N/A           N/A             6.38 %
Royce Premier                              8.48 %         N/A           N/A            12.96 %
Royce Total Return                          N/A           N/A           N/A             3.44 %
Wright International Blue Chip             7.96 %         N/A           N/A             5.87 %
Wright Selected Blue Chip                 (3.03)%         N/A           N/A            13.03 %
Money Market                               4.74 %        4.52%          6.10%           N/A/1/



                Hypothetical Historical Cumulative Total Returns
                          (Through December 31, 1998)

                                                                                       Since
                                                                                      Series
Investment Division                       One Year    Five Years/1/  Ten Years/1/    Inception/2/
-------------------                       --------    ------------   ------------   -------------
Hotchkis and Wiley Equity Income VIP        N/A       N/A               N/A           (6.62) %
Hotchkis and Wiley Low Duration VIP         N/A       N/A               N/A             4.06 %
LEVCO Equity Value                        15.52 %     N/A               N/A            16.25 %
Navellier Growth                            N/A       N/A               N/A            11.82 %
OFFITBANK VIF-Emerging Markets           (16.70)%     N/A               N/A            (6.94)%
OFFITBANK VIF-High Yield                   3.89 %     N/A               N/A            28.12 %
OFFITBANK VIF-Total Return                  N/A       N/A               N/A             1.49 %
OFFITBANK VIF-U.S. Gov. Securities/3/       N/A       N/A               N/A             2.26 %
Royce Premier                              8.48 %     N/A               N/A            27.77 %
Royce Total Return                          N/A       N/A               N/A             2.16 %
Wright International Blue Chip             7.96 %     N/A               N/A            32.89 %
Wright Selected Blue Chip                 (3.03)%     N/A               N/A            84.25 %
Money Market                                4.74%    24.72%            80.81%           N/A/1/

     Hypothetical Historical Growth of a $1,000 Investment in the Divisions
                          (Through December 31, 1998)

                                                                                  Since
                                                                                  Series
Investment Division                       One Year   Five Years/1/ Ten Years/1/ Inception/2/
-------------------                       --------   ------------  ------------ ------------
Hotchkis and Wiley Equity Income VIP           N/A           N/A          N/A       $  934
Hotchkis and Wiley Low Duration VIP            N/A           N/A          N/A       $1,041
LEVCO Equity Value                          $1,155           N/A          N/A       $1,163
Navellier Growth                               N/A           N/A          N/A       $1,118
OFFITBANK VIF-Emerging Markets              $  833           N/A          N/A       $  931
OFFITBANK VIF-High Yield                    $1,039           N/A          N/A       $1,281
OFFITBANK VIF-Total Return                     N/A           N/A          N/A       $1,015
OFFITBANK VIF-U.S. Gov. Securities/3/          N/A           N/A          N/A       $1,023
Royce Premier                               $1,085           N/A          N/A       $1,278
Royce Total Return                             N/A           N/A          N/A       $1,022
Wright International Blue Chip              $1,080           N/A          N/A       $1,329
Wright Selected Blue Chip                   $  970           N/A          N/A       $1,842
Money Market                                $1,047        $1,247       $1,808         NA/1/
--------------------------

1 "N/A" reflects SEC rules that require us to show return information for no more than 10 years.

2 The inception dates for each Series funding the Divisions listed above are:
Money Market, January 16, 1986; Wright International Blue Chip and Wright Selected Blue Chip, January 5, 1994; OFFITBANK VIF-High Yield, April 4, 1996; OFFITBANK VIF-Emerging Markets, August 28, 1996; Royce Premier, December 27, 1996; LEVCO Equity Value, August 4, 1997; Navellier Growth, February 27, 1998; Hotchkis and Wiley Equity Income VIP and Hotchkis and Wiley Low Duration VIP, March 18, 1998; Royce Total Return, May 14, 1998; OFFITBANK VIF-Total Return, June 29, 1998; OFFITBANK VIF-U.S. Government Securities, August 21, 1998.

3 Between September 24, 1998 and March 31, 1999 the net asset value for the OFFITBANK VIF-U.S. Government Securities Fund did not change because the Fund had no assets.

MONEY MARKET DIVISION YIELD AND EFFECTIVE YIELD CALCULATIONS

We calculate the Money Market Division's yield for which we use a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven-day period and calculate that yield as follows:

        . We take the net change in the Accumulation Unit value during the period.

        . We divide that net change by the Accumulation Unit value at the beginning of the period to obtain the base period return.

        . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

        . We carry the current yield figure to the nearest one-hundredth of one percent.

We do not include realized capital gains or losses and unrealized appreciation or depreciation of the Division's Portfolio in the calculation. The Money Market Division's hypothetical historical yield for the seven-day period ended December 31, 1998 was 4.41%.

We determine the Money Market Division's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)365/7 -1. The Money Market Division's hypothetical historical effective yield for the seven day period ended December 31, 1998 was 4.51%.


Yield and effective yield do not reflect the deduction of premium taxes that may be imposed upon the redemption of Accumulation Units.

PERFORMANCE COMPARISONS

In our advertising and sales literature, we may compare the performance of each or all of the available Divisions of the Separate Account to the performance of
(1) other variable annuities in general or (2) particular types of variable annuities that invest in mutual funds, or series of mutual funds, with investment objectives similar to each of the Divisions of the Separate Account.

Lipper Inc. ("Lipper") and the Variable Annuity Research and Data Service ("VARDS(R)") are independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return. Total return assumes the reinvestment of dividends and distributions, but does not take into consideration sales charges, redemption fees or certain expense deductions at the separate account level. In addition, VARDS(R) prepares risk-adjusted rankings, which consider the effects of market risk on total return performance.

In addition, we may compare each Division's performance in advertisements and sales literature to the following benchmarks:

        . the Standard & Poor's 500 Composite Stock Price Index, an unmanaged weighted index of 500 leading domestic companies that represents approximately 80% of the market capitalization of the United States equity market;

        . the Dow Jones Industrial Average, an unmanaged unweighted average of 30 blue chip industrial corporations listed on the New York Stock Exchange and generally considered representative of the United States stock market;

        . the Consumer Price Index, published by the U.S. Bureau of Labor Statistics, a statistical measure of change, over time, in the prices of goods and services in major spending groups and generally is considered to be a measure of inflation;

        . the Lehman Brothers Government and Domestic Strategic Income Index, the Salomon Brothers High Grade Domestic Strategic Income Index, and the Merrill Lynch Government/Corporate Master Index, unmanaged indices that are generally considered to represent the performance of intermediate and long term bonds during various market cycles; and

        . the Morgan Stanley Capital International Europe Australasia Far East Index, an unmanaged index that is considered to be generally representative of major non-United States stock markets.


                      EFFECT OF TAX-DEFERRED ACCUMULATION

The Certificates qualify for tax-deferred treatment on earnings. This tax-deferred treatment increases the amount available for accumulation by deferring taxes on any earnings until the earnings are withdrawn. The longer the taxes are deferred, the more the potential you have for the assets under your Certificate to grow over the term of the Certificates.

The hypothetical tables set out below illustrate this potential. The tables compare accumulations based on a single initial purchase payment of $100,000 compounded annually under:

        . a Certificate, under which earnings are not taxed until withdrawn in connection with a full surrender, partial withdrawal, or annuitization, or termination due to insufficient Account Value ("withdrawal of earnings") and

        . an investment under which earnings are taxed on a current basis ("Taxable Investment"), based on an assumed tax rate of 28%, and the assumed earning rates specified.

                               5 Years    10 Years   20 Years
                               --------   --------   --------

                                   (7.50% earnings rate)
Certificate                    $143,563   $206,103   $424,785
Certificate (after Taxes)      $131,365   $176,394   $333,845
Taxable Investment             $130,078   $169,202   $286,294

                                   (10.00% earnings rate)
Certificate                    $161,051   $259,374   $672,750
Certificate (after Taxes)      $143,957   $214,749   $512,380
Taxable Investment             $141,571   $200,423   $401,694


The hypothetical tables do not reflect any fees or charges under a Certificate or Taxable Investment. However, the Certificates impose:

        .   a Mortality and Expense Risk Charge of 0.36%, and

        .   an Administrative Expense Charge of 0.04%.

A Taxable Investment could incur comparable fees or charges. Fees and charges would reduce the return from a Certificate or Taxable Investment.

Under the Certificates, a withdrawal of earnings is subject to tax, and may be subject to an additional 10% tax penalty before age 59 1/2.

These tables are only illustrations of the effect of tax-deferred accumulations and are not a guarantee of future performance.


                                   INDEX TO

                             FINANCIAL STATEMENTS


USL Financial Statements                                    Page No.
                                                            -------

I.  Three Months Ended March 31, 1999 and 1998............    Q-1

    Report of Independent Auditors........................    Q-3

    Balance Sheets........................................    Q-4

    Statements of Income..................................    Q-6

    Statements of Comprehensive Income....................    Q-7

    Statements of Shareholder's Equity....................    Q-8

    Statements of Cash Flows..............................    Q-9

    Note to Financial Statements..........................   Q-10


II. Years Ended December 31, 1998, 1997, and 1996.........    F-1

    Report of Independent Auditors........................    F-3

    Balance Sheets........................................    F-4

    Statements of Income..................................    F-6

    Statements of Comprehensive Income....................    F-7

    Statements of Shareholder's Equity....................    F-8

    Statements of Cash Flows..............................    F-9

    Notes to Financial Statements.........................   F-10

                             FINANCIAL STATEMENTS

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                  THREE MONTHS ENDED MARCH 31, 1999 AND 1998

       The United States Life Insurance Company in the City of New York

                             Financial Statements

                  Three months ended March 31, 1999 and 1998



                                   CONTENTS

Report of Independent Auditors.........................................  Q-3

Reviewed Financial Statements

Balance Sheets.........................................................  Q-4
Statements of Income...................................................  Q-6
Statements of Comprehensive Income.....................................  Q-7
Statements of Shareholder's Equity.....................................  Q-8
Statements of Cash Flows...............................................  Q-9
Note to Financial Statements........................................... Q-10

[ERNST & YOUNG LLP LOGO]        . 787 Seventh Avenue       . Phone: 212 773 3000
                                  New York, New York 10019

                        Report of Independent Auditors

Board of Directors and Stockholder
The United States Life Insurance Company in the City of New York

We have reviewed the accompanying balance sheet of The United States Life Insurance Company in the City of New York as of March 31, 1999, and the related statements of income and cash flows for the three-month periods ended March 31, 1999 and 1998. These financial statements are the responsibility of the Company's management.

We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements referred to above for them to be in conformity with generally accepted accounting principles.

We have previously audited, in accordance with generally accepted auditing standards, the balance sheets of The United States Life Insurance Company in the City of New York as of December 31, 1998 and 1997, and the related statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 1998, and in our report dated April 23, 1999, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying balance sheet as of December 31, 1998, is fairly stated, in all material respects, in relation to the balance sheet from which it has been derived.


New York, New York
May 7, 1999
                                                      ERNST & YOUNG LLP


      Ernst & Young LLP is a member of Ernst & Young International, Ltd.

       The United States Life Insurance Company in the City of New York

                                Balance Sheets

                                                      MARCH 31      DECEMBER 31
                                                        1999            1998
                                                     --------------------------
                                                           (In Thousands)
ASSETS
Investments:
 Fixed maturity securities, at fair value
  (amortized cost - $1,919,000 in 1999 and           $2,021,878      $2,047,519
  $1,897,758 in 1998)
 Equity securities, at fair value (cost - $568
  in 1999 and $568 in 1998)                                 584             584
 Mortgage loans on real estate                           82,597          84,387
 Policy loans                                            84,537          84,412
 Investment real estate                                   3,929           6,101
 Other long-term investments                             10,408           1,385
 Short-term investments                                       7           3,005
                                                     --------------------------
Total investments                                     2,203,940       2,227,393

Cash                                                      4,282           5,045
Indebtedness from affiliates                              2,020           6,832
Accrued investment income                                41,779          37,227
Accounts and premiums receivable                        142,668         231,863
Reinsurance recoverable                                 688,571         620,661
Deferred policy acquisition costs                       108,280          98,552
Property and equipment                                    4,387           4,318
Other assets                                             30,020          12,886
                                                     --------------------------
Total assets                                         $3,225,947      $3,244,777
                                                     ==========================

                                                      MARCH 31      DECEMBER 31
                                                        1999            1998
                                                     --------------------------
                                                           (In Thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
 Future policy benefits
      Life and Annuity                               $1,725,637      $1,729,001
      Accident & Health                                 489,494         407,942
 Other policy claims and benefits payable               105,685         116,912
 Other policyholders' funds                             105,707         109,130
 Federal income taxes                                   (17,306)         (7,585)
 Indebtedness to affiliates                              19,993           1,848
 Ceded reinsurance payable                              139,880         245,576
 Other liabilities                                      139,441         118,339
                                                     --------------------------
Total liabilities                                     2,708,531       2,721,163
                                                     --------------------------

Shareholder's equity:
 Common stock, $2 par value, 1,980,658 shares
  authorized, issued, and outstanding                     3,961           3,961
 Additional paid-in capital                               8,361           8,361
 Accumulated other comprehensive income                  32,416          53,394
 Retained earnings                                      472,678         457,898
                                                     --------------------------
Total shareholder's equity                              517,416         523,614
                                                     --------------------------
Total liabilities and shareholder's equity           $3,225,947      $3,244,777
                                                     ==========================

       The United States Life Insurance Company in the City of New York

                             Statements of Income

                                            THREE MONTHS ENDED MARCH 31
                                              1999               1998
                                            ---------------------------
                                                  (In Thousands)
Revenues:
 Premiums and other considerations          $51,499            $173,493
 Net investment income                       45,037              47,720
 Net realized investment gains (losses)          37                 138
 Other                                        1,109               1,427
                                            ---------------------------
Total revenues                               97,682             222,778
                                            ---------------------------

Benefits and expenses:
 Benefits                                    52,426             149,375
 Operating costs and expenses                23,049              56,764
                                            ---------------------------
Total benefits and expenses                  75,475             206,139
                                            ---------------------------
Income before income tax expense             22,207              16,639

Income tax expense                            7,427               4,428
                                            ---------------------------
Net income                                  $14,780            $ 12,211
                                            ===========================

       The United States Life Insurance Company in the City of New York

                      Statements of Comprehensive Income



                                            THREE MONTHS ENDED MARCH 31
                                              1999               1998
                                            ---------------------------
                                                  (In Thousands)

Net income                                  $ 14,780            $12,211
                                            ---------------------------
Other comprehensive income:
 Gross change in unrealized (losses)
  gains on securities (pretax: 1999:
  $(32,148); 1998: $(12,649))                (20,896)            (8,222)
 Less: gains (losses) realized in net income      82                  -
                                            ---------------------------
 Change in net unrealized (losses) gains
  on securities (pretax: 1999:
  $(32,274); 1998: $(12,649))                (20,978)            (8,222)
                                            ---------------------------
Comprehensive (loss) income                 $ (6,198)           $ 3,989
                                            ===========================

       The United States Life Insurance Company in the City of New York

                      Statements of Shareholder's Equity


                                                  MARCH 31       DECEMBER 31
                                                   1999              1998
                                                  --------------------------
                                                        (In Thousands)
Common stock:
 Balance at beginning of year                     $  3,961          $  3,961
 Change during period                                    -                 -
                                                  --------------------------
Balance at end of period                             3,961             3,961
                                                  --------------------------
Additional paid-in capital:
 Balance at beginning of year                        8,361             8,361
 Change during period                                    -                 -
                                                  --------------------------
Balance at end of period                             8,361             8,361
                                                  --------------------------
Accumulated other comprehensive income:
 Balance at beginning of year                       53,394            53,830
 Change in unrealized gains (losses) on
  securities                                       (20,978)             (436)
                                                  --------------------------

Balance at end of period                            32,416            53,394
                                                  --------------------------
Retained earnings:
 Balance at beginning of year                      457,898           483,349
 Net income (loss)                                  14,780           (25,451)
                                                  --------------------------
Balance at end of period                           472,678           457,898
                                                  --------------------------
Total shareholder's equity                        $517,416          $523,614
                                                  ==========================

       The United States Life Insurance Company in the City of New York

                           Statements of Cash Flows

                                                                      THREE MONTHS ENDED MARCH 31
                                                                      1999                  1998
                                                                    -------------------------------
                                                                            (In Thousands)
OPERATING ACTIVITIES
Net income                                                          $  14,780             $  12,211
Adjustments to reconcile net income to net cash
(used in) provided by operating activities:
   Change in accounts and premiums receivable                         106,813                (3,666)
   Change in future policy benefits                                    73,759               (25,877)
   Amortization of policy acquisition costs                             9,928                16,135
   Policy acquisition costs deferred                                   (7,283)              (15,912)
   Change in other policyholders' funds                                (1,531)                3,515
   Provision for deferred income tax expense                            5,335                   (74)
   Depreciation                                                           349                   205
   Amortization                                                          (471)                 (468)
   Change in indebtedness to/from affiliates                            4,157                 8,108
   Change in reinsurance balances                                    (173,606)                 (867)
   Net (gain) loss on sale of investments                                 (37)                 (138)
   Other, net                                                         (38,484)               13,419
                                                                    -------------------------------
Net cash (used in) provided by operating activities                    (6,291)                6,591
                                                                    -------------------------------
INVESTING ACTIVITIES
Purchases of investments and loans made                              (703,914)             (563,047)
Sales or maturities of investments and receipts from
 repayment of loans                                                   657,247               581,048
Sales and purchases of property, equipment, and
software, net                                                            (418)                 (494)
                                                                    -------------------------------
Net cash (used in) provided by investing activities                   (47,085)               17,507
                                                                    -------------------------------
FINANCING ACTIVITIES
Policyholder account deposits                                          32,369                33,098
Policyholder account withdrawals                                      (27,940)              (86,036)
Short-term collateralized financings                                   29,384                37,090
Affiliate borrowings                                                   18,800                     -
                                                                    -------------------------------
Net cash provided by (used in) financing activities                    52,613               (15,848)
                                                                    -------------------------------
(Decrease) increase in cash                                              (763)                8,250
Cash at beginning of period                                             5,045                 4,834
                                                                    -------------------------------
Cash at end of period                                               $   4,282             $  13,084
                                                                    ===============================

Interest paid amounted to approximately $8 thousand in 1999. There was no interest paid in 1998.

       The United States Life Insurance Company in the City of New York

                         Note to Financial Statements

                                March 31, 1999

BASIS OF PRESENTATION

The financial statements for the interim periods herein are unaudited. However, they have been prepared in accordance with generally accepted accounting principles for interim financial information and in the opinion of management, such information reflects all adjustments considered necessary for a fair presentation. Operating results for the interim period are not necessarily indicative of the results to be expected for the full year.

These financial statements should be read in conjunction with the audited financial statements and notes of the Company for the year ended December 31, 1998.

                              FINANCIAL STATEMENTS

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

        The United States Life Insurance Company in the City of New York

                              Financial Statements

                 Years ended December 31, 1998, 1997, and 1996

                                    CONTENTS

Report of Independent Auditors.......    F-3

Audited Financial Statements

Balance Sheets.......................    F-4
Statements of Income.................    F-6
Statements of Comprehensive Income...    F-7
Statements of Shareholder's Equity...    F-8
Statements of Cash Flows.............    F-9
Notes to Financial Statements........   F-10

[ERNST & YOUNG LLP LOGO]  . 787 Seventh Avenue         .    Phone: 212 773 3000
                            New York, New York 10019



                         Report of Independent Auditors

Board of Directors and Stockholder
The United States Life Insurance Company in the City of New York

We have audited the accompanying balance sheets of The United States Life Insurance Company in the City of New York (an indirectly wholly owned subsidiary of American General Corporation) as of December 31, 1998 and 1997, and the related statements of income, comprehensive income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                          /s/ ERNST & YOUNG LLP
New York, New York                                        ---------------------
April 23, 1999                                                ERNST & YOUNG LLP



       Ernst & Young LLP is a member of Ernst & Young International, Ltd.

        The United States Life Insurance Company in the City of New York

                                 Balance Sheets

                                                            DECEMBER 31
                                                        1998           1997
                                                 ------------------------------
                                                          (In Thousands)

ASSETS
Investments:
 Fixed maturity securities, at fair value
  (amortized cost - $1,897,758 in 1998 and
  $2,215,928 in 1997)                                 $2,047,519     $2,352,376
 Equity securities, at fair value (cost - $568 in
  1998 and $568 in 1997)                                     584            578
 Mortgage loans on real estate                            84,387         60,565
 Policy loans                                             84,412         87,726
 Investment real estate                                    6,101          7,731
 Other long-term investments                               1,385            971
 Short-term investments                                    3,005         55,908
                                                 ------------------------------
Total investments                                      2,227,393      2,565,855

Cash                                                       5,045          4,834
Indebtedness from affiliates                               6,832          1,711
Accrued investment income                                 37,227         44,050
Accounts and premiums receivable                         231,863         64,717
Reinsurance recoverable                                  620,661         58,479
Deferred policy acquisition costs                         98,552        185,243
Property and equipment                                     4,318          1,971
Other assets                                              12,886          9,702
                                                 ------------------------------
Total assets                                          $3,244,777     $2,936,562
                                                 ==============================



See accompanying notes.

                                                            December 31
                                                        1998            1997
                                                 -------------------------------
                                                           (In Thousands)

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
 Future policy benefits
      Life and Annuity                                $1,729,001      $1,876,294
      Accident & Health                                  407,942         186,879
 Other policy claims and benefits payable                116,912         115,712
 Other policyholders' funds                              109,130          86,400
 Federal income taxes                                     (7,585)         32,457
 Indebtedness to affiliates                                1,848           4,746
 Ceded reinsurance payable                               245,576           5,127
 Other liabilities                                       118,339          79,446
                                                 -------------------------------
Total liabilities                                      2,721,163       2,387,061
                                                 -------------------------------


Shareholder's equity:
 Common stock, $2 par value, 1,980,658 shares
  authorized, issued, and outstanding                      3,961           3,961
 Additional paid-in capital                                8,361           8,361
 Accumulated other comprehensive income                   53,394          53,830
 Retained earnings                                       457,898         483,349
                                                 -------------------------------
Total shareholder's equity                               523,614         549,501
                                                 -------------------------------
Total liabilities and shareholder's equity            $3,244,777      $2,936,562
                                                 ===============================



See accompanying notes.

        The United States Life Insurance Company in the City of New York

                              Statements of Income

                                                   YEAR ENDED DECEMBER 31
                                            1998            1997            1996
                                     -----------------------------------------------
                                                       (In Thousands)

Revenues:
 Premiums and other considerations          $594,155        $666,173        $609,582
 Net investment income                       185,838         189,262         195,687
 Net realized investment (losses)
  gains                                       (3,951)         (3,116)          3,836
 Other                                         4,901          26,576           8,355
                                     -----------------------------------------------
Total revenues                               780,943         878,895         817,460
                                     -----------------------------------------------

Benefits and expenses:
 Benefits                                    514,020         594,021         559,396
 Operating costs and expenses                221,115         212,977         225,291
 Loss on reinsurance settlements              59,878               -               -
 Litigation settlement                        30,689               -               -
 Change in control costs                           -           6,955               -
                                     -----------------------------------------------
Total benefits and expenses                  825,702         813,953         784,687
                                     -----------------------------------------------
(Loss) income before income tax
 (benefit) expense                           (44,759)         64,942          32,773

Income tax (benefit) expense                 (19,308)         22,700          10,943
                                     -----------------------------------------------
Net (loss) income                           $(25,451)       $ 42,242        $ 21,830
                                     ===============================================



See accompanying notes.

        The United States Life Insurance Company in the City of New York

                       Statements of Comprehensive Income

                                                   YEAR ENDED DECEMBER 31
                                            1998            1997           1996
                                     ----------------------------------------------
                                                      (In Thousands)

Net (loss) income                           $(25,451)        $42,242       $ 21,830
                                     ----------------------------------------------
Other comprehensive (loss) income:
 Gross change in unrealized (losses)
  gains on securities (pretax: 1998:
  $(4,920); 1997: $46,905; 1996:
  ($73,462))                                  (3,198)         30,488        (47,750)
 Less: (losses) gains realized in
  net income                                  (2,762)          2,060          1,812
                                     ----------------------------------------------
 Change in net unrealized (losses)
  gains on securities (pretax: 1998:
  $(671); 1997: $43,735; 1996:
  ($76,249)                                     (436)         28,428        (49,562)
                                     ----------------------------------------------
Comprehensive (loss) income                 $(25,887)        $70,670       $(27,732)
                                     ==============================================



See accompanying notes.

        The United States Life Insurance Company in the City of New York

                       Statements of Shareholder's Equity

                                                   YEAR ENDED DECEMBER 31
                                             1998            1997           1996
                                     -----------------------------------------------
                                                       (In Thousands)
Common stock:
 Balance at beginning of year             $     3,961        $  3,961       $  3,961
 Change during year                                 -               -              -
                                     -----------------------------------------------
Balance at end of year                          3,961           3,961          3,961
                                     -----------------------------------------------

Additional paid-in capital:
 Balance at beginning of year                   8,361           8,361          8,361
 Change during year                                 -               -              -
                                     -----------------------------------------------
Balance at end of year                          8,361           8,361          8,361
                                     -----------------------------------------------

Accumulated other comprehensive
 income:
 Balance at beginning of year                  53,830          25,402         74,964
 Change in unrealized (losses) gains
  on securities                                  (436)         28,428        (49,562)
                                     -----------------------------------------------
Balance at end of year                         53,394          53,830         25,402
                                     -----------------------------------------------

Retained earnings:
 Balance at beginning of year                 483,349         441,107        419,277
 Net (loss) income                            (25,451)         42,242         21,830
                                     -----------------------------------------------
Balance at end of year                        457,898         483,349        441,107
                                     -----------------------------------------------
Total shareholder's equity                $   523,614        $549,501       $478,831
                                     ===============================================



See accompanying notes.

        The United States Life Insurance Company in the City of New York

                            Statements of Cash Flows

                                                                         YEAR ENDED DECEMBER 31
                                                           1998                   1997                   1996
                                                --------------------------------------------------------------------
                                                                            (In Thousands)
OPERATING ACTIVITIES
Net (loss) income                                          $   (25,451)           $    42,242            $    21,830
Adjustments to reconcile net income to net cash
(used in) provided by operating activities:
   Change in accounts and premiums receivable                 (167,146)                (6,977)                (7,385)
   Change in future policy benefits                            174,629                 82,006                 64,811
   Amortization of policy acquisition costs                     66,331                 58,583                 85,536
   Policy acquisition costs deferred                           (62,766)               (62,651)               (63,041)
   Change in other policyholders' funds                         22,573                 21,783                 11,452
   Provision for deferred income tax expense                   (45,403)                  (995)                 1,992
   Depreciation                                                  1,327                  1,100                  1,024
   Amortization                                                 (1,734)                (2,360)                (2,306)
   Change in indebtedness to/from affiliates                    (8,019)                 3,415                    732
   Change in reinsurance balances                             (321,733)                (9,492)                (8,537)
   Net (gain) loss on sale of investments                        3,951                  3,116                 (3,836)
   Other, net                                                  118,537                 39,806                 26,497
                                                --------------------------------------------------------------------
Net cash (used in) provided by operating
 activities                                                   (244,904)               169,576                128,769
                                                --------------------------------------------------------------------

INVESTING ACTIVITIES
Purchases of investments and loans made                     (2,833,731)            (2,407,890)            (1,246,498)
Sales or maturities of investments and receipts
 from repayment of loans                                     3,183,379              2,507,408              1,280,163
Sales and purchases of property, equipment, and
 software, net                                                  (3,674)                   274                 (1,861)
                                                --------------------------------------------------------------------
Net cash provided by investing activities                      345,974                 99,792                 31,804
                                                --------------------------------------------------------------------

FINANCING ACTIVITIES
Policyholder account deposits                                  131,386                135,668                133,763
Policyholder account withdrawals                              (232,245)              (407,383)              (307,065)
                                                --------------------------------------------------------------------
Net cash (used in) financing activities                       (100,859)              (271,715)              (173,302)
                                                --------------------------------------------------------------------

Increase (decrease) in cash                                        211                 (2,347)               (12,729)
Cash at beginning of year                                        4,834                  7,181                 19,910
                                                --------------------------------------------------------------------
Cash at end of year                                        $     5,045            $     4,834            $     7,181
                                                ====================================================================

Interest paid amounted to approximately $5.3 million in 1998. There was no interest paid in 1997 or 1996.

See accompanying notes.

        The United States Life Insurance Company in the City of New York

                         Notes to Financial Statements

                               December 31, 1998

NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York (the "Company") is domiciled in the State of New York. The Company is a wholly owned subsidiary of USLIFE Corporation. Through the acquisition of USLIFE Corporation by American General Corporation (the "Parent Company") on June 17, 1997, American General Corporation became the ultimate parent of the Company.

The Company offers a broad portfolio of individual life and annuity products as well as group and credit insurance.

The individual life line of business includes universal life, level term, whole life and interest sensitive whole life as well as annuities. These individual and annuity products are sold primarily to affluent markets, generally through independent general agencies and producers as well as financial institutions. The Company also provides products for preferred international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations. The Company also offers managed care medical products to small employers in four states (New York, New Jersey, Colorado and Illinois).

1. ACCOUNTING POLICIES

1.1 PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from those estimates.

1.2 INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, endowment, guaranteed renewable term life, universal life, limited payment, and investment contracts. Long-duration

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.2 INSURANCE CONTRACTS (CONTINUED)

contracts generally require the performance of various functions and services over a period of more than one year.

Short-duration contracts include group major medical, dental, term life, AD&D, excess major medical, hospital indemnity and long-term and short-term disability policies. Short-term contracts generally require the performance of various functions and services over a period of one year or less.

The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

1.3 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 1998, 1997, and 1996. After adjusting related balance sheet accounts as if the unrealized gains (losses) had been realized, the net adjustment is recorded in accumulated other comprehensive income within shareholders' equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

MORTGAGE LOANS

Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on its assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.3 INVESTMENTS (CONTINUED)

POLICY LOANS

Policy loans are reported at unpaid principal balance.

INVESTMENT REAL ESTATE

Investment real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

INVESTMENT INCOME

Interest on fixed maturity securities and performing and restructured mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

REALIZED INVESTMENT GAINS

Realized investment gains (losses) are recognized using the specific-identification method.

1.4 DEFERRED POLICY ACQUISITION COSTS ("DPAC")

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

DPAC associated with interest-sensitive life contracts is charged to expense in relation to the estimated gross profits of those contracts. DPAC associated with insurance investment contracts is effectively charged off over the period ending one year beyond the surrender charge period. DPAC associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract.

DPAC is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amount of DPAC on at least an annual basis. Management considers estimated future gross profits or future premiums, future lapse

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.4 DEFERRED POLICY ACQUISITION COSTS ("DPAC") (CONTINUED)

rates, expected mortality/morbidity, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable.

1.5 PREMIUM RECOGNITION

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC (see Note 1.4). For all other contracts, premiums are recognized when due.

1.6 POLICY AND CONTRACT CLAIMS RESERVES

The Company's insurance and annuity liabilities relate to both long-duration and short-duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

For long-duration contracts such as interest-sensitive life and insurance investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other long-duration contracts are based on estimates of the cost of future policy benefits. Reserves are determined using the net level premium method. Interest assumptions used to compute reserves ranged from 2.2% to 11.25% at December 31, 1998.

Short-duration contracts are rated based on attained age and are guaranteed issue and thus not subject to the normal wear-off mortality/morbidity patterns. No policy reserves other than unearned premium reserves are held. The unearned premium reserve is based on gross premium and is calculated on a pro rata basis.

Incurred but not reported claim reserves are based upon patterns demonstrated through run-out studies. Reserves for open long-term disability claims are based on the 1964 and 1985 Commissioner Disability Tables, modified for company experience. The interest assumption is 6%.

1.7 REINSURANCE

The Company limits its exposure to loss on any single insured to $1.5 million by ceding additional risks through reinsurance contracts with other insurers. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. The Company remains obligated for amounts ceded in the

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.7 REINSURANCE (CONTINUED)

event that the reinsurers do not meet their obligations.

A recoverable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Benefits paid and future policy benefits related to ceded insurance contracts are recorded as reinsurance recoverables. The cost of reinsurance is recognized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

1.8 PARTICIPATING POLICY CONTRACTS

Participating life insurance accounted for approximately 36.7%, 33.2%, and 24.3% of individual life insurance in force at December 31, 1998, 1997 and 1996 respectively.

The portion of earnings allocated to participating policyholders that cannot be expected to inure to shareholders is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $2.4 million, $2.6 million and $2.8 million in 1998, 1997 and 1996 respectively.

1.9 INCOME TAXES

The Company was acquired by American General Corporation on June 17, 1997. Following the acquisition, the Company will file a separate life company federal income tax return for five years.

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income. Changes related to fluctuations in fair value of available-for-sale securities are included in accumulated other comprehensive income in shareholder's equity.

        The United States Life Insurance Company in the City of New York

1.10 CHANGES IN ACCOUNTING AND REPORTING STANDARDS

During 1998, the Company adopted Statement of Financial Accounting Standards
(SFAS) 130, Reporting Comprehensive Income, which establishes standards for reporting and displaying comprehensive income and its components in the financial statements. The Company elected to report comprehensive income and its components in a separate statement of comprehensive income. Adoption of this statement did not change recognition or measurement of net income and, therefore, did not impact the Company's results of operations or financial position.

Effective January 1, 1998, the Company adopted SFAS 132, Employers' Disclosures about Pension and Other Postretirement Benefits, which revised disclosure requirements for employers' pension and other retiree benefits. SFAS 132 did not change the measurement or recognition of pension or other postretirement benefit plans. The Company has restated disclosures for earlier years presented, as required under SFAS 132.

In June 1998, the Financial Accounting Standards Board issued SFAS 133, Accounting for Derivative Instruments and Hedging Activities, which requires all derivative instruments to be recognized at fair value as either assets or liabilities in the balance sheet. Changes in the fair value of a derivative instrument are to be reported as earnings or other comprehensive income, depending upon the intended use of the derivative instrument. This statement is effective for years beginning after June 15, 1999. Adoption of SFAS 133 is not expected to have a material impact on the Company's results of operations or financial position.

        The United States Life Insurance Company in the City of New York

2. INVESTMENTS

2.1 INVESTMENT INCOME

Investment income by type of investment was as follows:

                                            1998           1997           1996
                                     ---------------------------------------------
                                                      (In Thousands)
Investment income:
 Fixed maturities                           $176,449       $176,714       $183,290
 Equity securities                                49             49             49
 Mortgage loans on real estate                 5,766          7,277          7,644
 Investment real estate                        1,556          1,365          1,530
 Policy loans                                  5,521          5,683          5,649
 Other long-term investments                     310            652          1,691
 Short-term investments                        2,742          1,280          1,164
 Investment income from affiliates                57              -              -
                                     ---------------------------------------------
Gross investment income                      192,450        193,020        201,017
Investment expenses                            6,612          3,758          5,330
                                     ---------------------------------------------
Net investment income                       $185,838       $189,262       $195,687
                                     =============================================


2.2 NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows:

                                             1998            1997            1996
                                     ------------------------------------------------
                                                        (In Thousands)
Fixed maturities:
 Gross gains                                  $ 2,860         $ 6,704        $ 15,241
 Gross losses                                  (7,111)         (3,534)        (12,230)
                                     ------------------------------------------------
Total fixed maturities                         (4,251)          3,170           3,011
Equity securities                                   -               -            (259)
Other investments                                 300          (6,286)          1,084
                                     ------------------------------------------------
Net realized investment gains
 (losses) before tax                           (3,951)         (3,116)          3,836
Income tax expense (benefit)                   (1,383)         (1,090)          1,344
                                     ------------------------------------------------
Net realized investment gains
 (losses) after tax                           $(2,568)        $(2,026)       $  2,492
                                     ================================================

        The United States Life Insurance Company in the City of New York

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value (see Note 1.3). Amortized cost and fair value at December 31, 1998 and 1997 were as follows:

                                                 GROSS           GROSS
                                AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                   COST           GAIN           LOSS           VALUE
                            -------------------------------------------------------------
                                                     (In Thousands)

DECEMBER 31, 1998
Fixed maturity securities:
 Corporate securities:
   Investment-grade              $1,626,339       $131,810        $(1,684)     $1,756,465
   Below investment-grade           112,767          3,415         (1,173)        115,009
 Mortgage-backed securities*         50,036            912              -          50,948
 U.S. government obligations         19,968          4,238              -          24,206
 Foreign governments                 79,794         11,944              -          91,738
 State and political
  subdivisions                        6,469            139              -           6,608
 Redeemable preferred stocks          2,385            160              -           2,545
                            -------------------------------------------------------------
Total fixed maturity
 securities                      $1,897,758       $152,618        $(2,857)     $2,047,519
                            =============================================================
Equity securities                $      568       $     25        $    (9)     $      584
                            =============================================================

*Primarily include pass-through securities guaranteed by the U.S. government and government agencies.

        The United States Life Insurance Company in the City of New York

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

                                                   GROSS            GROSS
                                 AMORTIZED      UNREALIZED        UNREALIZED         FAIR
                                   COST            GAIN              LOSS           VALUE
                            -----------------------------------------------------------------
                                                       (In Thousands)
DECEMBER 31, 1997
Fixed maturity securities:
 Corporate securities:
   Investment-grade               $1,969,450        $118,880          $(1,019)     $2,087,311
   Below investment-grade            113,181           2,745             (426)        115,500
 Mortgage-backed securities*           3,725             459                -           4,184
 U.S. government obligations          20,916           3,001              (24)         23,893
 Foreign governments                  96,162          12,254                -         108,416
 State and political
  subdivisions                         9,992             293               (1)         10,284
 Redeemable preferred stock            2,502             286                -           2,788
                            -----------------------------------------------------------------
Total fixed maturity
 securities                       $2,215,928        $137,918          $(1,470)     $2,352,376
                            =================================================================
Equity securities                 $      568        $     22          $   (12)     $      578
                            =================================================================

*Primarily include pass-through securities guaranteed by the U.S. government and government agencies.

        The United States Life Insurance Company in the City of New York

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

Net unrealized gains (losses) on securities included in accumulated comprehensive income in shareholders' equity at December 31 were as follows:

                                                        1998            1997
                                                 -------------------------------
                                                           (In Thousands)
Gross unrealized gains                                  $152,643        $137,940
Gross unrealized losses                                   (2,866)         (1,482)
DPAC and other fair value adjustments                    (67,632)        (53,643)
Deferred federal income taxes                            (28,751)        (28,985)
                                                 -------------------------------
Net unrealized gains on securities                      $ 53,394        $ 53,830
                                                 ===============================

The contractual maturities of fixed maturity securities at December 31, 1998 and 1997 were as follows:

                                      1998                          1997
                        ------------------------------------------------------------
                            AMORTIZED        MARKET       AMORTIZED        MARKET
                               COST          VALUE           COST          VALUE
                        ------------------------------------------------------------
                                 (In Thousands)                (In Thousands)
Fixed maturity
 securities, excluding
 mortgage-backed
 securities:
   Due in one year or
    less                     $  193,010     $  196,606     $   91,283     $   91,461
   Due after one year
    through five years          551,151        579,964        762,673        795,257
   Due after five years
    through ten years           357,288        382,038        521,239        542,858
   Due after ten years          746,273        837,963        837,008        918,616
Mortgage-backed
 securities                      50,036         50,948          3,725          4,184
                        ------------------------------------------------------------
Total fixed maturity
 securities                  $1,897,758     $2,047,519     $2,215,928     $2,352,376
                        ============================================================

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $587.3 million, $576.2 million, and $404.5 million during 1998, 1997, and 1996, respectively.

        The United States Life Insurance Company in the City of New York

2. INVESTMENTS (CONTINUED)

2.4 MORTGAGE LOANS ON REAL ESTATE

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at December 31, 1998 and 1997:

                                      OUTSTANDING     PERCENT OF         PERCENT
                                        AMOUNT           TOTAL        NONPERFORMING
                                  --------------------------------------------------
                                     (In Millions)
DECEMBER 31, 1998
Geographic distribution:
 South Atlantic                               $16            19.0%               -  %
 Pacific                                        7             8.3               27.6
 Mid-Atlantic                                  32            38.1                  -
 East North Central                            14            16.7                  -
 Mountain                                       3             3.6                  -
 West South Central                             5             6.0                  -
 East South Central                             -               -                  -
 West North Central                             1             1.2                  -
 New England                                   11            13.1                  -
Allowance for losses                           (5)           (6.0)                 -
                                  -------------------------------
Total                                         $84           100.0%               2.4%
                                  ===============================

Property type:
 Office                                       $39            46.4%               -  %
 Retail                                        28            33.3                6.5
 Industrial                                    16            19.0                  -
 Apartments                                     2             2.4                  -
 Other                                          4             4.9                  -
Allowance for losses                           (5)           (6.0)                 -
                                  -------------------------------
Total                                         $84           100.0%               2.4%
                                  ===============================

        The United States Life Insurance Company in the City of New York

2. INVESTMENTS (CONTINUED)

2.4 MORTGAGE LOANS ON REAL ESTATE (CONTINUED)

                                OUTSTANDING     PERCENT OF         PERCENT
                                   AMOUNT          TOTAL        NONPERFORMING
                                ---------------------------------------------
                                (In Millions)

DECEMBER 31, 1997
Geographic distribution:
 South Atlantic                     $ 2             3.3%                 -%
 Pacific                              2             3.3               95.5
 Mid-Atlantic                        39            65.0                  -
 East North Central                   9            15.0                  -
 Mountain                             4             6.7                  -
 West South Central                   3             5.0                  -
 East South Central                   -               -                  -
 West North Central                   1             1.7                  -
 New England                          5             8.3                  -
Allowance for losses                 (5)           (8.3)                 -
                                    -------------------
Total                               $60           100.0%               3.1%
                                    ===================

Property type:
 Office                             $15            25.0%                 -%
 Retail                              28            46.7                6.5
 Industrial                          15            25.0                  -
 Apartments                           2             3.3                  -
 Other                                5             8.3                  -
Allowance for losses                 (5)           (8.3)                 -
                                    -------------------
Total                               $60           100.0%               3.1%
                                    ===================

       The United States Life Insurance Company in the City of New York

2. INVESTMENTS (CONTINUED)

2.5 INVESTMENT SUMMARY

Investments of the Company were as follows:

                                                December 31, 1998                                 December 31, 1997
                                   -----------------------------------------------------------------------------------------------
                                                                       CARRYING                                           CARRYING
                                       COST          FAIR VALUE         AMOUNT            COST          FAIR VALUE         AMOUNT
                                   -----------------------------------------------------------------------------------------------
                                                    (In Thousands)                                     (In Thousands)
Fixed maturities:
  Bonds:
   United States government and
    government agencies and
    authorities                    $   19,968       $   24,206       $   24,206       $   20,916       $   23,893       $   23,893
   States, municipalities, and
    political subdivisions              6,469            6,608            6,608            9,992           10,284           10,284
   Foreign governments                 79,794           91,738           91,738           96,162          108,416          108,416
   Public utilities                   320,947          345,320          345,320          392,640          411,186          411,186
   Mortgage-backed securities          50,036           50,948           50,948            3,725            4,184            4,184
   All other corporate bonds        1,418,159        1,526,154        1,526,154        1,689,991        1,791,625        1,791,625
 Redeemable preferred stocks            2,385            2,545            2,545            2,502            2,788            2,788
                                   -----------------------------------------------------------------------------------------------
Total fixed maturities              1,897,758        2,047,519        2,047,519        2,215,928        2,352,376        2,352,376

Equity securities:
     Nonredeemable preferred stocks       568              584              584              568              578              578
                                   -----------------------------------------------------------------------------------------------
Total fixed maturities and
 equity securities                  1,898,326       $2,048,103        2,048,103        2,216,496       $2,352,954        2,352,954
                                                    ==========                                         ==========
Mortgage loans on real estate*         84,387                            84,387           60,565                            60,565
Investment real estate                  6,101                             6,101            7,731                             7,731
Policy loans                           84,412                            84,412           87,726                            87,726
Other long-term investments             1,385                             1,385              971                               971
Short-term investments                  3,005                             3,005           55,908                            55,908
                                   ----------                        ---------------------------                        ----------
Total investments                  $2,077,616                        $2,227,393       $2,429,397                        $2,565,855
                                   ==========                        ===========================                        ==========

* Amount is net of allowance for losses of $5 million at both December 31, 1998 and 1997.

        The United States Life Insurance Company in the City of New York

3. DEFERRED POLICY ACQUISITION COSTS

The balance of DPAC at December 31 and the components of the change reported in operating costs and expenses for the years then ended were as follows:

                                          1998          1997          1996
                                     ---------------------------------------
                                                       (In Thousands)

Balance at January 1                    $185,243      $197,572      $199,268
 Capitalization                           62,766        62,651        63,041
 Amortization                            (66,331)      (58,583)      (85,536)
 Effect of unrealized gains (losses)
  on securities                          (13,832)      (15,656)       20,799
 Effect of realized gains (losses)           (85)         (741)            -
 Reinsurance transfer                    (69,209)            -             -
                                     ---------------------------------------
Balance at December 31                  $ 98,552      $185,243      $197,572
                                     =======================================

On January 29, 1996, USLIFE Corporation announced that the Company would discontinue new sales of traditional indemnity major medical products. Further, it would only offer major medical coverage through managed care plans in selected markets where it has both a significant presence and an appropriate managed care network in place, while continuing to provide full support and service to all existing indemnity customers regardless of location. Concurrently, USLIFE Corporation announced that it would carefully monitor persistency experience of its group insurance lines in order to determine whether financial statement adjustments would become necessary.

Recoverability of deferred policy acquisition costs depends on future revenues and gross profits from the business to which it relates. Evaluation of this asset, as well as the reserve for policy benefits, requires assumptions as to the amount and timing of these future revenues and gross profits. USLIFE Corporation's continuing study disclosed that persistency on this business deteriorated to a point that a revision in assumptions was necessary.

During the second quarter of 1996, the Company recorded a pre-tax charge of $49.6 million to recognize revised assumptions reflecting current experience on its traditional indemnity group major medical and related products, including group life insurance cases sold in tandem with these major medical policies. The charge includes a $37.2 million writedown of deferred policy acquisition costs on this block of business and a related adjustment of the reserve for policy benefits amounting to $12.4 million which is included in Benefits in the accompanying statements of income. The charge, on an after-tax basis, amounts to $32.3 million. The impact of this charge on 1996 pre-tax results of the group life and group health lines was $6.2 million and $43.4 million, respectively.

        The United States Life Insurance Company in the City of New York

4. OTHER ASSETS

Other assets consisted of the following:

                                                            DECEMBER 31
                                                        1998           1997
                                                      ----------------------
                                                           (In Thousands)

Prepaid expenses                                      $ 9,225         $7,384
Deferred systems costs                                  1,218              -
Supply inventory                                          826          1,298
Other                                                   1,617          1,020
                                                      ----------------------
Total other assets                                    $12,886         $9,702
                                                      ======================

5. FEDERAL INCOME TAXES

5.1 TAX LIABILITIES

Income tax liabilities were as follows:

                                                            DECEMBER 31
                                                        1998           1997
                                                      ----------------------
                                                           (In Thousands)

Current tax payable                                   $  6,208       $   613
Deferred tax liabilities, applicable to:
 Net income                                            (42,544)        2,859
 Net unrealized investment gains                        28,751        28,985
                                                      ----------------------
Total deferred tax liabilities                         (13,793)       31,844
                                                      ----------------------
Total current and deferred tax (assets) liabilities   $ (7,585)      $32,457
                                                      ======================

        The United States Life Insurance Company in the City of New York

5. FEDERAL INCOME TAXES (CONTINUED)

5.1 Tax Liabilities (continued)

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                        1998            1997
                                                 -------------------------------
                                                           (In Thousands)
Deferred tax liabilities applicable to:
 Deferred policy acquisition costs                     $  32,544      $ 40,279
 Basis differential of investments                        54,056        49,421
 Other                                                     8,619        26,940
                                                       -----------------------
Total deferred tax liabilities                            95,219       116,640

Deferred tax assets applicable to:
 Policy reserves                                         (56,269)      (69,968)
 Other                                                   (52,743)      (14,828)
                                                       -----------------------
Total deferred tax assets before valuation
 allowance                                              (109,012)      (84,796)
Valuation allowance                                            -             -
                                                       -----------------------
Total deferred tax assets, net of valuation
 allowance                                              (109,012)      (84,796)
                                                       -----------------------
Net deferred tax (assets) liabilities                  $ (13,793)     $ 31,844
                                                       =======================

A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations or is distributed as dividends. Such income, accumulated in policyholders' surplus accounts, totaled $37.8 million at December 31, 1998 and 1997. At current corporate rates, the maximum amount of tax on such income is approximately $13.2 million. Deferred taxes on these accumulations are not required because no distributions are expected.

        The United States Life Insurance Company in the City of New York

5. FEDERAL INCOME TAXES (CONTINUED)

5.2 TAX EXPENSE

Components of income tax (benefit) expense for the years were as follows:

                                            1998           1997         1996
                                          ------------------------------------
                                                       (In Thousands)

Current tax expense                       $ 26,095       $23,695       $ 8,951
Deferred tax (benefit) expense:
 Deferred policy acquisition cost            2,673           749        (5,314)
 Policy reserves                           (12,552)        3,160        (3,027)
 Basis differential of investments             132        (3,168)          595
 Litigation settlement                     (10,272)            -             -
 Reinsurance transaction                   (22,133)            -             -
 Other, net                                 (3,251)       (1,736)        9,738
                                          ------------------------------------
Total deferred tax (benefit) expense       (45,403)         (995)        1,992
                                          ------------------------------------
Income tax (benefit) expense              $(19,308)      $22,700       $10,943
                                          ====================================

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                            1998           1997         1996
                                          ------------------------------------
                                                       (In Thousands)
Income tax at statutory percentage
 of GAAP pretax income                    $(15,666)      $22,730       $11,471

Tax-exempt investment income                  (121)         (134)         (149)
Other                                       (3,521)          104          (379)
                                          ------------------------------------
Income tax (benefit) expense              $(19,308)      $22,700       $10,943
                                          ====================================

        The United States Life Insurance Company in the City of New York

5. FEDERAL INCOME TAXES (CONTINUED)

5.3 TAXES PAID

Income taxes paid amounted to approximately $20.5 million, $17.2 million, and $13.8 million in 1998, 1997, and 1996, respectively.

5.4 TAX RETURN EXAMINATIONS

The Internal Revenue Service ("IRS") has completed examinations of the Company's tax returns through 1991. The IRS is currently examining tax returns for 1992 through 1994. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements.

6. TRANSACTIONS WITH AFFILIATES

American General Corporation and certain affiliated companies provide services to the Company, principally data processing, investment management, professional and administrative services. During 1998 and 1997 the Company incurred $25.3 million and $20.5 million, respectively, for these services. In addition, the Company provides services to certain affiliated companies. During 1998 and 1997 the Company was reimbursed $3.5 million and $6.1 million, respectively, for these services.

The Company periodically borrows funds from the Parent Company under an intercompany short-term borrowing agreement entered into during 1997. These borrowings are on demand and are unsecured. Interest is charged on the average borrowing based on the commercial paper rate. At December 31, 1998, no amounts were outstanding under the borrowing agreement.

Affiliated accounts receivable were $6.8 million and $1.7 million in 1998 and 1997, respectively.

Following regulatory approval from the necessary authorities, the Company reinsured 49% of its credit life and credit accident and health business to American General Assurance Company, an affiliate, effective January 1, 1998. This transaction resulted in the cession of approximately 218,000 life policies representing $379.5 million of insurance in-force and approximately 41,000 A&H policies. Assets of approximately $10 million were transferred, which resulted in a pretax loss of approximately $4 million.

Following regulatory approval from the necessary authorities, the Company also reinsured 49% of its New York and 100% of its non-New York group life (excluding permanent policies), group accident and health, and individual accident and health business to American General Assurance Company effective October 1, 1998. This transaction resulted in the cession of approximately 21,000 life policies representing

        The United States Life Insurance Company in the City of New York

6.  TRANSACTIONS WITH AFFILIATES (CONTINUED)

$32.6 billion of insurance in-force and approximately 24,000 A&H policies. Assets of approximately $254 million were transferred. The Company received a $13 million ceding commission on this transaction, which resulted in a pretax loss of approximately $56 million.

The losses on these transactions resulted from the pricing of the business to yield a competitive market return.

Amounts recoverable of $400 million and amounts payable of $106 million, relating to this affiliated reinsurance, are included under the captions "Reinsurance recoverable" and "Ceded reinsurance payable" in the balance sheets at December 31, 1998.

7.  ACCIDENT AND HEALTH RESERVES

Activity in the liability for unpaid claims and claim adjustment expenses for the Company's accident and health coverage is summarized as follows:

                                                                      YEAR ENDED DECEMBER 31
                                                                1998            1997          1996
                                                              ---------------------------------------
                                                                           (In Thousands)
Balance as of January 1, net of reinsurance recoverable       $ 85,974        $ 72,744       $ 55,450
                                                              ---------------------------------------
Reinsurance settlements (1)                                    (43,736)              -              -
                                                              ---------------------------------------
Add: Incurred losses (2)                                       179,158         263,015        278,413
                                                              ---------------------------------------
Deduct: Paid losses related to:
 Current year                                                   78,575          82,470         87,119
 Prior years                                                   123,039         167,315        174,000
                                                              ---------------------------------------
   Total paid losses                                           201,614         249,785        261,119
                                                              ---------------------------------------
Balance as of December 31, net of reinsurance recoverable       19,782          85,974         72,744

Reinsurance recoverable                                         45,419           1,413          1,094
                                                              ---------------------------------------
Balance as of December 31, gross of reinsurance recoverable   $ 65,201        $ 87,387       $ 73,838
                                                              =======================================

(1) See Note 6.

(2) Substantially all of the Company's incurred claims and claim adjustment expenses relate to the respective current year.

        The United States Life Insurance Company in the City of New York

7.  ACCIDENT AND HEALTH RESERVES (CONTINUED)

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled: claims reported subsequent to the date of the balance sheets which have been incurred during the period than ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

8.  BENEFIT PLANS

8.1 PENSION PLANS

The Company has non-contributory defined benefit pension plans covering most employees. Pension benefits are based on the participant's compensation and length of credited service.

Equity and fixed maturity securities were 56% and 30%, respectively, of the plans' assets at the plans' most recent balance sheet dates. Additionally, 1% of plan assets were invested in general investment accounts of the Parent Company's subsidiaries through deposit administration insurance contracts.

The benefit plans have purchased annuity contracts from American General Corporation's subsidiaries to provide benefits for certain retirees. These contracts are expected to provide future annual benefits to certain retirees of American General Corporation and its subsidiaries of approximately $52 million.

The components of pension expense and underlying assumptions were as follows:

                                             1998          1997        1996
                                          -----------------------------------
                                                        (In Thousands)

Service cost (benefits earned)            $   193       $ 1,065       $ 2,031
Interest cost                               1,205         2,593         2,652
Expected return on plan assets             (1,714)       (3,331)       (2,421)
Amortization                                 (309)         (418)          (47)
                                          -----------------------------------
Pension (income) expense                  $  (625)      $   (91)      $ 2,215
                                          ===================================

Discount rate on benefit obligation          7.00%         7.25%         7.60%
Rate of increase in compensation             4.25%         4.00%         6.00%
 levels
Expected long-term rate of return on
 plan assets                                10.25%        10.00%         7.50%

        The United States Life Insurance Company in the City of New York

8.  BENEFIT PLANS (CONTINUED)

8.1 PENSION PLANS (CONTINUED)


The Company's funding policy is to contribute annually no more than the maximum deductible for federal income tax purposes. The funded status of the plans and the prepaid pension expense included in other assets at December 31 were as follows:

                                                           1998        1997
                                                         --------------------
                                                            (In Thousands)

Projected benefit obligation (PBO)                       $18,022      $26,337
Plan assets at fair value                                 18,110       23,757
                                                         --------------------
Plan assets at fair value in excess of (less                  88       (2,580)
 than) PBO
Other unrecognized items, net                               (198)       3,154
                                                         --------------------
(Accrued) prepaid pension expense                        $  (110)     $   574
                                                         ====================

The change in PBO was as follows:

                                                           1998        1997
                                                         --------------------
                                                            (In Thousands)

PBO at January 1                                         $26,337      $27,245
Service and interest costs                                 1,398        3,658
Benefits paid                                               (915)        (870)
Actuarial loss (gain)                                        638         (932)
Transfers and other                                       (9,436)      (2,764)
                                                         --------------------
PBO at December 31                                       $18,022      $26,337
                                                         ====================

The change in the fair value of plan assets was as follows:

                                                           1998        1997
                                                         --------------------
                                                            (In Thousands)

Fair value of plan assets at January 1                   $23,757      $22,222
Actual return on plan assets                               1,175        2,405
Benefits paid                                               (915)        (870)
Transfers                                                 (5,907)           -
                                                         --------------------
Fair value of plan assets at December 31                 $18,110      $23,757
                                                         ====================

        The United States Life Insurance Company in the City of New York

8.  BENEFIT PLANS (CONTINUED)

8.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS


The Company has life, medical, supplemental major medical, and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. The Company has reserved the right to change or eliminate these benefits at any time.

The life plans are insured through December 31, 1999. A portion of the retiree medical and dental plans is funded through a voluntary employees' beneficiary association (VEBA); the remainder is unfunded and self-insured. All of the retiree medical and dental plans' assets held in the VEBA were invested in readily marketable securities at its most recent balance sheet date.

Postretirement benefit expense (benefit) in 1998, 1997, and 1996 was $(290) thousand, $(43) thousand, and $440 thousand, respectively. The accrued liability for postretirement benefits was $3.7 million and $13.7 million at December 31, 1998 and 1997, respectively. These liabilities were discounted at the same rates used for the pension plans.

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all the Company's assets and liabilities, and (2) the reporting of investments at fair value without a corresponding evaluation of related policyholders liabilities can be misinterpreted.

                                      1998                     1997
                              ----------------------------------------------
                                FAIR      CARRYING       FAIR       CARRYING
                               VALUE       AMOUNT        VALUE       AMOUNT
                              ----------------------------------------------
                                  (In Millions)             (In Millions)
Assets:
 Fixed maturity and
  equity securities           $2,048       $2,048       $2,353       $2,353

 Mortgage loans on real
  estate                      $   91       $   84       $   68       $   61

 Policy loans                 $   84       $   84       $   86       $   88
 Indebtedness from
  affiliates                  $    7       $    7       $    2       $    2

Liabilities:
 Insurance investment
  contracts                   $  541       $  560       $  737       $  732

        The United States Life Insurance Company in the City of New York

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following methods and assumptions were used to estimate the fair value of financial instruments:

     FIXED MATURITY AND EQUITY SECURITIES

     Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

     MORTGAGE LOANS ON REAL ESTATE

     Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

     POLICY LOANS

     Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions, incorporating market rates.

     INDEBTEDNESS FROM AFFILIATES

     Indebtedness from affiliates is composed of accounts receivable from affiliates. Due to the short-term nature of accounts receivable, fair value is assumed to equal carrying value.

     INSURANCE INVESTMENT CONTRACTS

     Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

        The United States Life Insurance Company in the City of New York

10. STATUTORY FINANCIAL INFORMATION; DIVIDEND PAYING CAPABILITY

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the State of New York Insurance Department. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications by the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, from company to company within a state, and may change in the future. There were no material permitted practices utilized by the Company in 1998, 1997 or 1996.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory basis results to the Insurance Department. At this time, it is unclear whether the State of New York will adopt Codification.

Policyholder's surplus and net income, as reported to the domiciliary state insurance department in accordance with its prescribed or permitted statutory accounting practices is summarized as follows:

                                          1998           1997           1996
                                        --------------------------------------
                                                    (In Thousands)

Statutory net income for the year       $ 31,151       $ 24,961       $ 13,132
Statutory surplus at year-end           $212,130       $218,111       $180,405

Statutory accounting practices require acquisition costs on new business (including commissions and underwriting and issue costs) to be charged to expense when incurred. Regulatory net income includes income (loss) attributed to participating policyholders of $(6.0) million, $(6.8) million and $(8.4) million in 1998, 1997 and 1996, respectively, with the 1998, 1997 and 1996 losses primarily a result of higher levels of sales of participating term insurance products. Regulatory equity capital includes capital attributed to participating policyholders of $(37.0) million, $(24.9) million and $(13.3) million at December 31, 1998, 1997 and 1996 respectively. Capital attributed to participating policyholders is not available for payment of dividends to shareholders.

        The United States Life Insurance Company in the City of New York

10. STATUTORY FINANCIAL INFORMATION; DIVIDEND PAYING CAPABILITY (CONTINUED)

The Company is subject to New York Business Corporation Law, which imposes restrictions on shareholder dividends. In addition, New York State Insurance Law requires that no dividend may be declared without prior approval of the State of New York Insurance Department. New York Law also states that no New York domiciled company shall declare or distribute dividends to shareholders which exceeds the lesser of: (1) 10% of surplus as regards policyholders or (2) 100% of adjusted net investment income, unless the superintendent approves a greater dividend payment. The Company did not pay any dividends in 1998, 1997 or 1996.

11. LEASES

The Company has various leases, substantially all of which are for office space and facilities. At December 31, 1998 the future minimum rental commitments under all of the Company's noncancellable leases were as follows:

       YEAR ENDED             OFFICE
      DECEMBER 31              SPACE         EQUIPMENT          TOTAL
-------------------------------------------------------------------------
                                           (In Thousands)

         1999                $ 4,892            $452          $ 5,344
         2000                  4,693             183            4,876
         2001                  4,685              93            4,778
         2002                  4,517               -            4,517
         2003                  4,368               -            4,368
         Thereafter            5,342               -            5,342
                             ----------------------------------------
            Total            $28,497            $728          $29,225
                             ========================================

Rent expense incurred in 1998, 1997 and 1996 was $4.6 million, $3.6 million and $3.7 million, respectively.

12. COMMITMENTS AND CONTINGENCIES

In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. On December 16, 1998, American General Corporation announced that certain of its life insurance subsidiaries had entered into agreements to resolve all pending market conduct class action lawsuits. The settlements are not final until approved by the courts and any appeals are resolved. If court approvals are obtained and appeals are not taken, it is expected the settlements will be final in third quarter 1999.

        The United States Life Insurance Company in the City of New York

12. COMMITMENTS AND CONTINGENCIES (CONTINUED)

In conjunction with the proposed settlements, the Company recorded a charge of $30.7 million ($19.9 million after-tax) in the fourth quarter of 1998. The charge covers the cost of policyholder benefits and other anticipated expenses resulting from the proposed settlements, as well as other administrative and legal costs.

The litigation liability was reduced by payments of $1.3 million, and the remaining balance of $29.4 million was included in other liabilities on the Company's balance sheet at December 31, 1998.

In addition to the charges recorded in 1998, the Company will incur additional expenses for claim administration, outside counsel and actuarial services, and regulatory expenses, related to the resolution of the litigation, which will be recorded as incurred. Such expenses are not expected to have a material adverse effect on the Company's financial position or results of operations.

The Company is party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama and Mississippi, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama and Mississippi continues to create the potential for an unpredictable judgment in any given suit.

The increase in the number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in increased assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 1998 and 1997, the Company has accrued $876 thousand and $1.1 million, respectively, for guaranty fund assessments, and applied $236 thousand and $293 thousand, respectively, for premium tax deductions. The Company has recorded receivables of $352 thousand and $334 thousand at December 31, 1998 and 1997, respectively, for expected recoveries against the payment of future premium taxes. Expenses incurred for guaranty fund assessments were $191 thousand, $358 thousand, and $557 thousand in 1998, 1997, and 1996, respectively.

       The United States Life Insurance Company in the City of New York

13. REINSURANCE

Reinsurance transactions for the years ended December 31, 1998, 1997, and 1996 were as follows:

                                  1998              1997            1996
                              -----------------------------------------------
                                            (In Thousands)
LIFE INSURANCE IN FORCE
      Gross                   $70,948,300        $61,407,508      $52,300,927
      Assumed                           -         11,314,869        9,773,886
      Ceded                    44,441,277          9,321,704        5,674,223
                              -----------------------------------------------
      Net                     $26,507,023        $63,400,673      $56,400,590
                              ===============================================
Life and Annuity Premiums
      Gross                   $   214,384        $   178,251      $   154,569
      Assumed                      22,020             26,171           24,468
      Ceded                        58,924             19,332            5,467
                              -----------------------------------------------
      Net                     $   177,480        $   185,090      $   173,570
                              ===============================================
A&H PREMIUMS
 Written
      Gross                   $   459,562        $   422,886      $   379,171
      Assumed                     170,120              1,704            2,190
      Ceded                       285,628             16,243           12,281
                              -----------------------------------------------
      Net                     $   344,054        $   408,347      $   369,080
                              ===============================================
 Earned
      Gross                   $   452,348        $   403,717      $   378,390
      Assumed                     168,331              1,503            2,190
      Ceded                       276,313             15,616           12,252
                              -----------------------------------------------
      Net                     $   344,366        $   389,604      $   368,328
                              ===============================================

Reinsurance recoverable on paid losses was approximately $10.6 million, $2.4 million, and $3.7 million at December 31, 1998, 1997, and 1996, respectively. Reinsurance recoverable on unpaid losses was approximately $81.7 million, $3.2 million, and $3.1 million at December 31, 1998, 1997, and 1996, respectively. The effect of reinsurance on benefits to policyholders and beneficiaries was $131 million, $13 million, and $20 million during 1998, 1997, and 1996, respectively.

The Company terminated its participation in both the Federal Employee Government Life Insurance (FEGLI) and State Government Life Insurance (SGLI) pools in 1998. The assumed premiums for these pools in 1998 were $19.5 million and $2.5 million, respectively.

        The United States Life Insurance Company in the City of New York

13. REINSURANCE (CONTINUED)

The Company participates in several reinsurance pools. These pools are managed and administered by reinsurance intermediaries on behalf of the Company. The pools involved various coverages including life, medical and disability.


14. YEAR 2000 CONTINGENCY (UNAUDITED)

INTERNAL SYSTEMS

The Company's ultimate parent, American General Corporation, (AGC) has numerous technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts are therefore being undertaken by its key business units with centralized oversight. Each business unit, including the Company, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.

While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of the Company's information technology and non-information technology systems; (2) assess which items in the inventory may expose the Company to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century as they do currently; and
(5) return the systems to operations. As of December 31, 1998, these activities had been completed for substantially all of the Company's critical systems, making them Year 2000 ready. Vendor upgrades for a small number of systems were either completed in the first quarter 1999 or are expected to be completed by June 30, 1999; therefore, activities (3) through (5) are ongoing for some systems.

The Company will continue to test its systems throughout 1999 to maintain Year 2000 readiness. In addition, the company is developing plans for the century transition, which will restrict systems modifications from November 1999 through January 2000, create rapid response teams to address problems and limit vacations for key technical personnel.

THIRD PARTY RELATIONSHIPS

The Company has relationships with various third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) the Company and include organizations with which the Company exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that the Company exercises less, or no, control over

        The United States Life Insurance Company in the City of New York

14. YEAR 2000 CONTINGENCY (UNAUDITED) (CONTINUED)

THIRD PARTY RELATIONSHIPS (CONTINUED)

Year 2000 readiness. The Company has developed a plan to assess and attempt to mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of April 30, 1999, AGC has identified and assessed its critical third party dependencies, including those related to the Company. Of these critical dependencies, approximately 300 have been assessed to have a high probability of failure and have been covered in the Company's contingency planning efforts. Due to the various stages of Year 2000 readiness for these critical third-party dependencies, the Company's testing activities with critical third parties will extend throughout 1999.

CONTINGENCY PLANS

The Company has commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of critical business processes with significant exposure to Year 2000 risk; (2) determine the probability of a Year 2000 related failure for those critical processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those critical processes that rank high in consequence and probability of failure; and
(4) complete the applicable contingency plans. These plans will be tested during the second and third quarters of 1999.

RISKS AND UNCERTAINTIES

Based on its plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency actions, the Company believes that it will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on the Company's future results of operations, liquidity, or financial condition. However, due to the magnitude and complexity of this project, risks and uncertainties exist and the Company is not able to predict a most reasonably likely worst case scenario. If Year 2000 readiness is not achieved due to the Company's failure to maintain critical systems as Year 2000 ready, failure of critical third parties to achieve Year 2000 readiness on a timely basis, failure of contingency plans to reduce Year 2000-related business failures, or other unforeseen circumstances in completing the Company's plans, the Year 2000 issues could have a material adverse impact on the Company's operations following the turn of the century.

        The United States Life Insurance Company in the City of New York

14. YEAR 2000 CONTINGENCY (UNAUDITED) (CONTINUED)

COSTS

Through March 31, 1999, Company has incurred, and anticipates that it will continue to incur, costs for internal staff, third-party vendors, and other expenses to achieve Year 2000 readiness. The cost of activities related to Year 2000 readiness has not had a material adverse effect on the Company' results of operations or financial condition. In addition, the Company has elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans. Costs of the replacement systems are being capitalized and amortized over their useful lives, in accordance with the Company's normal accounting policies.